UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23011

PENN CAPITAL FUNDS TRUST
(Exact name of registrant as specified in charter)

Navy Yard Corporate Center
1200 Intrepid Ave., Suite 400
Philadelphia, Pennsylvania 19112
(Address of principal executive offices) (Zip code)

Richard A. Hocker
Navy Yard Corporate Center
1200 Intrepid Ave., Suite 400
Philadelphia, Pennsylvania 19112
(Name and address of agent for service)

With copies to:

Lisa L.B. Matson, Esq.
Navy Yard Corporate Center
1200 Intrepid Ave., Suite 400
Philadelphia, Pennsylvania 19112

Michael P. O’Hare, Esq.
Stradley Ronon Stevens & Young, LLP
2005 Market Street, Suite 2600
Philadelphia, Pennsylvania 19103

(215) 302-1500
Registrant's telephone number, including area code

Date of fiscal year end: June 30, 2018

Date of reporting period: June 30, 2018

Item 1. Reports to Stockholders.

ANNUAL REPORT

JUNE 30, 2018

PENN CAPITAL MANAGED ALPHA SMID CAP EQUITY FUND

PENN CAPITAL SPECIAL SITUATIONS SMALL CAP EQUITY FUND

PENN CAPITAL MULTI-CREDIT HIGH INCOME FUND

PENN CAPITAL DEFENSIVE FLOATING RATE INCOME FUND

PENN CAPITAL DEFENSIVE SHORT DURATION HIGH INCOME FUND

Fund	Schedules of Investments

PENN CAPITAL FUNDS TRUST
PRESIDENT’S LETTER TO SHAREHOLDERS (UNAUDITED)

Dear Penn Capital Funds Shareholder:

As we approach the three-year anniversary of launching the PENN Capital Funds Trust, I would like to thank our shareholders for entrusting their investments with our firm. Our team remains committed to focusing our efforts on our shareholders, and we value your confidence in our vision.

Our investment strategies incorporate Penn Capital’s Complete Capital Structure Analysis®, an in-depth high yield and equity research philosophy used to identify a company’s optimal capital structure. Our investment professionals are capital structure generalists, meaning they are responsible for understanding the entire capital structure of the companies they follow. By following this philosophy, we believe that integrating credit and equity research allows us to construct a more comprehensive investment mosaic. Participating in both credit and equity markets, along with this integrated research process, provides Penn Capital’s investment team with what we believe is an informational advantage. Finding inefficiencies in the market has never been more challenging, but we remain committed to the pursuit of strong investment returns on behalf of our shareholders.

The current Penn Capital fund line-up embodies our investment philosophy and our research-driven process. We are excited to note that this year’s annual report includes the most recent addition to our fund family: the Penn Capital Defensive Short Duration High Income Fund (the “Short Duration Fund”), which launched in July 2017 and which seeks to provide a high level of current income through primarily investing in fixed income securities and senior floating rate loans that are rated below investment grade.

Finally, I am excited to share with you recent ventures by Penn Capital to expand our philanthropic endeavors and support diversity in the financial services industry. Through a partnership with Invest in Girls, Penn Capital’s PRIME Program is sponsoring a three-year financial literacy and investing curriculum for female high school students attending a school in the Philadelphia School District. The PRIME Program is also pleased to announce the first year of the PRIME Internship, which will further expand our commitment to community outreach and promoting gender and racial diversity by offering a summer Internship to a collegiate female majoring in business or finance.

The following pages review the current market environment and provides additional insight into our funds over the past year. Once again, I would like to thank you for your confidence in investing with us.

Overview

Looking ahead, we anticipate nominal Gross Domestic Product (GDP) growth should benefit the cyclical sectors where our equity strategies tend to favor. Smaller, domestically-focused companies should, in our view, benefit disproportionately from the recently enacted US tax policy and are poised to outperform the global large-cap companies, which could be negatively impacted by evolving trade policies. We expect a moderation of spreads to continue in the latter half of 2018 as the US economy absorbs measured Federal Reserve (Fed) interest rate increases. We believe commodities will continue to rebound over the next year as we anticipate that the supply and demand for both oil and natural gas will come into balance. Most of our equity strategies continue to underweight the defensive-oriented areas of their respective benchmarks that generally offer low earnings growth with high dividend payouts such as the Utilities, Consumer Staples, and Real Estate sectors. These sectors are more influenced by rising interest rates because of their increased cost of capital without the offset of growth in their earnings power. We expect that rising rates will also make dividend yields less attractive since yields tend to rise on more traditional fixed income products.

With solid recovery in both the employment and housing fronts, we believe the US economy will accelerate from last year’s moderate growth. As a result, we continue to be overweight our respective benchmarks in the Consumer Discretionary sector and believe the US consumer stands to benefit from these trends.

During the last fiscal year, economic numbers continued to impress with the Fed raising interest rates three times during the period, in-line with expectations. After a period of GDP growth during the first half of the fiscal year, the stock market began to experience a bout of volatility in 2018 as the reality of potential US tariff conflicts emerged. The current White House Administration continues to raise expectations for fiscal policies with a focus on higher domestic growth rates despite recent news at fiscal year-end regarding potential US tariff wars. With this in mind, we continue to stress the importance of asset allocation in a potentially higher growth and interest rate environment. Typically, high yield and smaller cap equity asset classes are more influenced by economic growth than by rising interest rates. As a manager of both below investment grade debt and smaller (micro, small, and small to mid) cap equities, we believe our funds could benefit in an environment of expanding GDP growth and government spending.

Spreads have compressed modestly during the fiscal year and we are still forecasting coupon-like bond market returns in 2018. In a low-rate world, we believe mid-single digit returns with relatively less duration risk still represent attractive value relative

PENN CAPITAL FUNDS TRUST
PRESIDENT’S LETTER TO SHAREHOLDERS (UNAUDITED)

to most other fixed income asset classes due to a defensive nature. To the extent that long-term interest rates rise in a growing economy, we believe larger-cap dividend paying equities and longer duration fixed income asset classes, including investment-grade corporates, may underperform. We continue to favor the senior floating rate bank loan asset class, especially for more conservative investors. Although bank loan returns have generally lagged bonds, we believe they provide an effective complement to bonds, particularly given their seniority and floating rate nature.

The following paragraphs provide more detailed information on the performance of our funds, as well as selected holdings.

Penn Capital Defensive Floating Rate Income Fund

For the fiscal year ended June 30, 2018, the Penn Capital Defensive Floating Rate Income Fund (formerly the Penn Capital Senior Floating Rate Income Fund) (the “Floating Rate Income Fund”) generated a 3.71% return versus 4.19% for its benchmark, S&P/LSTA Leveraged BB/B Loan Index. The three-month LIBOR rate rose 100 basis points during the fiscal year, providing a tailwind for bank loans compared with other fixed income asset classes. The Floating Rate Income Fund is managed with a conservative bias, prioritizing safety of principal over maximizing yield. To carry out this objective, the Floating Rate Income Fund excludes CCC-rated bank loans or second lien loans; both areas of the market are exposed to a higher degree of volatility and potential investment losses. With bank loans outperforming bonds during the fiscal year, the Floating Rate Income Fund’s high yield allocation, nearly 12% of Fund assets, was a modest detractor from performance. The Floating Rate Income Fund holds conservative short duration high yield bonds in an effort to enhance the Fund’s liquidity, as opposed to seeking higher yields and adding additional risk.

The Floating Rate Income Fund’s investments in Healthcare, Materials, and Transportation sectors made positive contributions to performance. However, the Fund’s exposure to Financial and Media sectors detracted from performance. Top single name contributors were Windstream and GIII Apparel. As of fiscal year-end, the Floating Rate Income Fund maintained its allocation in the Windstream term loan and had exited GIII Apparel on valuation concerns. Top single name detractors included PetSmart and Save-A-Lot. Both names triggered our sell discipline threshold and were sold from the Fund as of fiscal year-end.

We continue to be very selective in credit selection reflecting our belief that we are in the mid-to-late stages of the current credit cycle, and as we focus on risk-adjusted, rather than absolute, returns.

Penn Capital Defensive Short Duration High Income Fund

For the period beginning July 17, 2017 (inception) through June 30, 2018, the Penn Capital Defensive Short Duration High Income Fund (the “Short Duration Fund”) generated a 1.03% return versus 1.64% for its benchmark, the ICE BofAML1-3 Year BB-Rated US Cash Pay High Yield Index.

The Short Duration Fund benefitted from security selection within the Metals & Mining and Technology sectors. Technology benefitted as several high coupon bonds were tendered for refinancing, including Allegheny Technologies, Cleveland-Cliffs, and Western Digital. The Fund maintained an underweight position in the sector compared to its benchmark, which further strengthened performance. Within Energy, the Short Duration Fund benefitted from its security selection within the Distribution segment of that sector from improved fundamentals at PBF Holding Company and NGPL PipeCo. An overweight position compared to its benchmark in the Exploration & Production segment saw rising oil prices that also helped to contribute to the Fund’s performance. Security selection within Utilities added value as Dynegy refinanced debt and was then acquired by Vistra, a higher quality company. Weakness within the Media & Telecommunications sector was the primary detractor for the fiscal year, mainly in the first quarter of 2018, including DISH Network, Frontier, Windstream, CenturyLink, and Sprint. However, this underperformance was partially offset by a benchmark overweight to the Aerospace & Defense sector.

During the fiscal year, LIBOR rose over 100 basis points and loan coupons began to rise. During the period, the Short Duration Fund held an average weighting of 10% in bank loans (through its investment in the Penn Capital Defensive Floating Rate Income Fund). The position contributed positively to the Short Duration Fund’s performance and was gradually increased throughout the period to end the fiscal year representing approximately 15% of the Fund’s assets.

We continue to believe that a complementary allocation to bank loans is prudent given today’s rising interest rate environment.

Penn Capital Multi-Credit High Income Fund

For the fiscal year ended June 30, 2018, the Penn Capital Multi-Credit High Income Fund (formerly the Penn Capital Opportunistic High Yield Fund) (the “High Income Fund”) generated a 3.81% return, outperforming the 2.52% return of its

PENN CAPITAL FUNDS TRUST
PRESIDENT’S LETTER TO SHAREHOLDERS (UNAUDITED)

benchmark, the ICE BofAML US High Yield Constrained Index. The High Income Fund increased its bank loan exposure to approximately 26% of its assets at period end, a shift that proved beneficial as loans outperformed bonds during the fiscal year. With LIBOR rising 100 basis points over the past year, we believe the bias towards floating rate bank loans will likely increase the Fund’s allocation within this segment of the market.

Over the last twelve (12) months, Transportation and Metals & Mining sectors were the largest positive contributors to performance as a combination of credit specific developments, strong industry fundamentals, and recovering commodity prices aided these sectors. The Fund also benefitted from strong security selection within Energy, specifically in the Exploration & Production segment of the market. The Fund’s investment in VistaJet, a private aviation company, benefitted from a large capital injection provided by a European private equity sponsor. News of this capitalization event relieved market uncertainty concerning their ability to address a 2020 bond maturity (as of fiscal year-end, the Fund maintained its holding in VistaJet bonds). The Fund also benefitted from an overweight investment position compared to its benchmark in Valeant Pharmaceuticals as those bonds outperformed due to a successful tender offer and refinancing transaction that allowed for additional operating capital. As of fiscal year-end, the Fund maintained this overweight position to the Valeant Pharmaceuticals complex. Financial Services and Telecommunication sectors contributed the greatest share of negative performance during the fiscal period. PetroQuest, a distressed natural gas producer, underwent an out-of-court restructuring detracted from performance as the Fund exited this position by the conclusion of the fiscal period. Performance was also negatively impacted by DISH Network, a satellite TV company. However, we believe this company controls a highly valuable strategic asset in its ownership of Spectrum, a cable service provider, and we retain our conviction in this investment.

Penn Capital Managed Alpha SMID Cap Equity Fund

For the fiscal year ended June 30, 2018, the Penn Capital Managed Alpha SMID Cap Equity Fund (formerly the Penn Capital Small/Mid Cap Equity Fund) (the “Managed Alpha SMID Fund”) generated a 17.41% return outperforming the 16.24% returns of its benchmark, the Russell 2500™ Index. At the sector level, Consumer Discretionary, Information Technology, and Industrials contributed positively to performance driven by favorable bottom-up stock selection. In the Consumer Discretionary sector, Roku, Inc., a streaming video player manufacturer, performed well as an increased number of users viewed more hours on Roku’s over-the-top platform. Building product companies also benefitted as a solid housing market lead to new home starts and increased investments in renovations. Within Technology, consumer focused software companies performed well as their user base expanded while increasing average revenue per user. In the Industrials sector, transportation stocks strengthened as freight pricing increased as new regulations pressured industry capacity.

The Healthcare, Materials, and Energy sectors hindered relative performance in the Managed Alpha SMID Fund. In Healthcare, Acadia Healthcare struggled to integrate their United Kingdom-based acquisition due to local market challenges. Pharmaceutical companies, such as Pacira Pharmaceuticals, struggled to realize pricing and procedure volume growth, while managed care companies focused on cost containment. Materials companies, such as Commercial Metals Company and Berry Global Group, suffered margin pressures as higher energy prices increased input costs, reduced margins, and required higher levels of working capital. Energy services companies experienced increased activity, but demand fell short in an effort to raise prices in line with expectations.

Penn Capital Special Situations Small Cap Equity Fund

For the fiscal year ended June 30, 2018 the Penn Capital Special Situations Small Cap Equity Fund (formerly the Penn Capital Small Cap Equity Fund) (the “Special Situations Fund”) generated a 20.31% return outperforming the 17.57% return of its benchmark, the Russell 2000® Index. At the sector level, Utilities, Real Estate and Financials contributed positively to performance driven by favorable bottom-up stock selection. In the Utilities space, Dynegy was acquired by Vistra Energy for a sizeable premium, which bested the Index by a considerable margin. Real Estate was the weakest sector in an otherwise strong environment, as the Fund’s overall underweight to the group compared to its benchmark was rewarded. Pebblebrook Hotel Trust is a lone position in the space and benefited from an uptick in corporate group and leisure travel. In Financials, higher rate expectations propelled the sector broadly with both banks and financial services firms benefitting. As a result, Hamilton Lane and PJT Partners experienced strong performance.

The Healthcare, Materials, and Energy sectors hindered relative performance during the period. In Healthcare, Acadia Healthcare struggled to integrate their United Kingdom- based acquisition due to local market challenges. Within the Healthcare sector, companies such as NuVasive, Inc. struggled to realize pricing and procedure volume growth as managed care companies focused on cost containment. In Materials, the Fund suffered margin pressures from Venator Materials and Cleveland-Cliffs, Inc.

PENN CAPITAL FUNDS TRUST
PRESIDENT’S LETTER TO SHAREHOLDERS (UNAUDITED)

as higher energy prices reduced margins and required higher levels of working capital. Energy services companies experienced increased activity, but demand fell short in an effort to raise prices in line with expectations. Despite the positive commodity backdrop, Sanchez Energy, an exploration and production company, struggled operationally with an acquired asset which offset the positive effects of higher oil prices.

Looking Forward

This report contains Fund performance data and financial information. Please keep in mind that all securities markets, as well as mutual fund prices, fluctuate in value. If you would like more frequent updates, http://www.penncapitalfunds.com provides daily NAV, monthly performance figures, portfolio holdings, and other valuable information. We encourage you to visit penncapitalfunds.com, through which you may access your account, buy and sell shares, and find other helpful tools.

At Penn Capital Funds, we believe that active management continues to serve as a critical element of investing in high yield debt securities and equity securities of smaller companies. Although challenges remain, and markets may continue to be uneven, we are confident that investors with a well-diversified portfolio and a patient, long-term outlook should be well positioned for the years ahead.

We thank you for investing with us and look forward to continuing to serve your investment needs.

Sincerely,

Richard A. Hocker
Chairman & President
PENN Capital Funds Trust

This letter reflects Penn Capital’s analysis and opinions as of the most recent fiscal year-end. The information is not a complete analysis of any market, country, industry, security, or fund and should not be considered as a recommendation to buy, sell or hold any specific security or securities.

All investments involve risk, including possible loss of principal, and there is no guarantee the Funds will achieve their investment objectives. Investments made in small and mid-capitalization companies may be more volatile and less liquid due to limited resources or product lines and more sensitive to economic factors. Investments in ETFs are subject to the same risks as the underlying securities in which the ETF invests as well as entails higher expenses than if invested into the underlying ETF directly. Investments in foreign securities and ADRs involve certain risks such as currency volatility, political and social instability and reduced market liquidity. As interest rates rise the value of bond prices will decline. Credit risk refers to the loss in the value of a security based on a default in the payment of principle and/or interest of the security, or the perception of the market of such default. High-yield bonds have a higher risk of default or other adverse credit events, but have the potential to pay higher earnings over investment grade bonds. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Bank loans in which the Fund may invest have similar risks to below investment grade fixed income securities. In the event of the insolvency of an agent bank, a loan could be subject to settlement risk as well as the risk of interruptions in the administrative duties performed in the day to day administration of the loan.

Index Definitions

The ICE BofAML US High Yield Constrained Index contains all securities in the ICE BofAML US High Yield Index but caps issuer exposure at 2%.

The ICE BofAML 1-3 Year BB US Cash Pay High Yield Index is a subset of the ICE BofAML US Cash Pay High Yield Index, which tracks the performance of non-investment-grade corporate bonds with a remaining term to final maturity less than three years and rated BB.

PENN CAPITAL FUNDS TRUST
PRESIDENT’S LETTER TO SHAREHOLDERS (UNAUDITED)

The S&P/LSTA Leveraged BB/B Loan Index is a market value-weighted index designed to measure the performance of the US leveraged loan market and is comprised of loans whose rating is BB+, BB, BB-, B+, B or B-. Standard & Poor’s Rating Services is used to determine membership within this sub-index.

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000 Index is constructed to provide a comprehensive and unbiased small-cap opportunity barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.

The Russell 2500™ Index is composed of the bottom 500 stocks in the Russell 1000® Index and all the stocks in the Russell 2000® Index. The Russell 2500™ Index return reflect adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

PENN CAPITAL MANAGED ALPHA SMID CAP EQUITY FUND
FUND SUMMARY (UNAUDITED)

This chart assumes an initial gross investment of $10,000 made on December 1, 2015, inception of the Institutional Class shares. Returns shown in the chart and table include the reinvestment of all dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees, transaction costs or expenses. It is not possible to invest directly in an index. No information is provided for Investor Class shares because shares of that class had not yet been issued as of June 30, 2018.

Average Annual Total Returns for the Year Ended June 30, 2018	One Year	Since Inception(1)
Penn Capital Managed Alpha SMID Cap Equity Fund
Institutional Class Shares	17.41%	13.19%
Russell 2500™ Index	16.24%	13.58	%(2)
(1)	Inception date is 12/1/15.
(2)	The return shown for the Russell 2500™ Index is from the inception date of the Institutional Class shares.

PENN CAPITAL SPECIAL SITUATIONS SMALL CAP EQUITY FUND
FUND SUMMARY (UNAUDITED)

This chart assumes an initial gross investment of $10,000 made on December 18, 2015, inception of the Institutional Class shares. Returns shown in the chart and table include the reinvestment of all dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees, transaction costs or expenses. It is not possible to invest directly in an index. No information is provided for Investor Class shares because shares of that class had not yet been issued as of June 30, 2018.

Average Annual Total Returns for the Year Ended June 30, 2018	One Year	Since Inception(1)
Penn Capital Special Situations Small Cap Equity Fund
Institutional Class Shares	20.31%	17.60%
Russell 2000® Index	17.57%	17.31	%(2)
(1)	Inception date is 12/18/15.
(2)	The return shown for the Russell 2000® Index is from the inception date of the Institutional Class shares.

PENN CAPITAL MULTI-CREDIT HIGH INCOME FUND
 FUND SUMMARY (UNAUDITED)

This chart assumes an initial gross investment of $10,000 made on December 1, 2015, inception of the Institutional Class shares. Returns shown in the chart and table include the reinvestment of all dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees, transaction costs or expenses. It is not possible to invest directly in an index. No information is provided for Investor Class shares because shares of that class had not yet been issued as of June 30, 2018.

Average Annual Total Returns for the Year Ended June 30, 2018	One Year	Since Inception(1)
Penn Capital Multi-Credit High Income Fund
Institutional Class Shares	3.81%	7.59%
ICE BofAML US High Yield Constrained Index	2.52%	8.38	%(2)
(1)	Inception date is 12/1/15.
(2)	The return shown for the ICE BofAML US High Yield Constrained Index is from the inception date of the Institutional Class shares.

PENN CAPITAL DEFENSIVE FLOATING RATE INCOME FUND
FUND SUMMARY (UNAUDITED)

This chart assumes an initial gross investment of $10,000 made on December 1, 2015, inception of the Institutional Class shares. Returns shown in the chart and table include the reinvestment of all dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees, transaction costs or expenses. It is not possible to invest directly in an index. No information is provided for Investor Class shares because shares of that class had not yet been issued as of June 30, 2018.

Average Annual Total Returns for the Year Ended June 30, 2018	One Year	Since Inception(1)
Penn Capital Defensive Floating Rate Income Fund
Institutional Class Shares	3.71%	4.40%
S&P/LSTA BB/B Loan Index(2)	4.19%	5.47	%(3)
Credit Suisse Institutional Leveraged Loan Index	4.56%	5.31	%(4)
(1)	Inception date is 12/1/15.
(2)	The S&P/LSTA BB/B Loan Index has replaced the Credit Suisse Institutional Leveraged Loan Index as the Fund’s primary benchmark. Penn Capital Management Company, Inc. believes that the new index is more appropriate given the Fund’s holdings.
(3)	The return shown for the S&P/LSTA BB/B Loan Index is from the inception date of the Institutional Class shares.
(4)	The return shown for the Credit Suisse Institutional Leveraged Loan Index is from the inception date of the Institutional Class shares.

PENN CAPITAL DEFENSIVE SHORT DURATION HIGH INCOME FUND
FUND SUMMARY (UNAUDITED)

This chart assumes an initial gross investment of $10,000 made on July 17, 2017, inception of the Institutional Class shares. Returns shown in the chart and table include the reinvestment of all dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees, transaction costs or expenses. It is not possible to invest directly in an index.

Total Returns for the Fiscal Period Ended June 30, 2018	Since Inception(1)
Penn Capital Defensive Short Duration High Income Fund
Institutional Class Shares	1.03%
ICE BofAML 1-3 Year BB US Cash Pay High Yield Index	1.64	%(2)
ICE BofAML US High Yield Cash Pay BB-B Rated 1-3 Years Index	2.91	%(3)
(1)	Inception date is 7/17/17.
(2)	The return shown for the ICE BofAML 1-3 Year BB US Cash Pay High Yield Index is from the inception date of the Institutional Class shares.
(3)	The return shown for the ICE BofAML US High Yield Cash Pay BB-B Rated 1-3 Years Index is from the inception date of the Institutional Class shares.

PENN CAPITAL FUNDS TRUST
DISCLOSURE OF FUND EXPENSES (UNAUDITED)
FOR THE SIX MONTH PERIOD FROM JANUARY 1, 2018 TO JUNE 30, 2018

Cost in Dollars of a $1,000 Investment in Penn Capital Managed Alpha SMID Cap Equity Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2018 to June 30, 2018, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees on sales (as applicable) and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2018 to June 30, 2018.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled Expenses Paid During Period to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Actual		Hypothetical
Share Class[1]	Beginning Account Value 1/1/18	Ending Account Value (Based on Actual Returns and Expenses) 6/30/18	Expenses Paid During Period[2]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/18	Expenses Paid During Period[2]
Institutional Class Shares	$1,000.00	$1,035.10	$5.35	$1,019.54	$5.31
1.	No information is provided for Investor Class shares because shares of that class had not yet been issued as of June 30, 2018.
2.	Expenses are equal to the Fund’s annualized expense ratio, net of waivers and excluding acquired fund fees and expenses if any (1.06% for the Institutional Class), multiplied by the average account value over the period, divided by 365 and multiplied by 181 for the Institutional Class (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

PENN CAPITAL FUNDS TRUST
DISCLOSURE OF FUND EXPENSES (UNAUDITED)
FOR THE SIX MONTH PERIOD FROM JANUARY 1, 2018 TO JUNE 30, 2018

Cost in Dollars of a $1,000 Investment in Penn Capital Special Situations Small Cap Equity Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2018 to June 30, 2018, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees on sales (as applicable) and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2018 to June 30, 2018.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled Expenses Paid During Period to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Actual		Hypothetical
Share Class[1]	Beginning Account Value 1/1/18	Ending Account Value (Based on Actual Returns and Expenses) 6/30/18	Expenses Paid During Period[2]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/18	Expenses Paid During Period[2]
Institutional Class Shares	$1,000.00	$1,072.40	$5.60	$1,019.39	$5.46
1.	No information is provided for Investor Class shares because shares of that class had not yet been issued as of June 30, 2018.
2.	Expenses are equal to the Fund’s annualized expense ratio, net of waivers and excluding acquired fund fees and expenses if any (1.09% for the Institutional Class), multiplied by the average account value over the period, divided by 365 and multiplied by 181 for the Institutional Class (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

PENN CAPITAL FUNDS TRUST
DISCLOSURE OF FUND EXPENSES (UNAUDITED)
FOR THE SIX MONTH PERIOD FROM JANUARY 1, 2018 TO JUNE 30, 2018

Cost in Dollars of a $1,000 Investment in Penn Capital Multi-Credit High Income Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2018 to June 30, 2018, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees on sales (as applicable) and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2018 to June 30, 2018.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled Expenses Paid During Period to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Actual		Hypothetical
Share Class[1]	Beginning Account Value 1/1/18	Ending Account Value (Based on Actual Returns and Expenses) 6/30/18	Expenses Paid During Period[2]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/18	Expenses Paid During Period[2]
Institutional Class Shares	$1,000.00	$1,010.50	$3.59	$1,021.22	$3.61
1.	No information is provided for Investor Class shares because shares of that class had not yet been issued as of June 30, 2018.
2.	Expenses are equal to the Fund’s annualized expense ratio, net of waivers and excluding acquired fund fees and expenses if any (0.72% for the Institutional Class), multiplied by the average account value over the period, divided by 365 and multiplied by 181 for the Institutional Class (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

PENN CAPITAL FUNDS TRUST
DISCLOSURE OF FUND EXPENSES (UNAUDITED)
FOR THE SIX MONTH PERIOD FROM JANUARY 1, 2018 TO JUNE 30, 2018

Cost in Dollars of a $1,000 Investment in Penn Capital Defensive Floating Rate Income Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2018 to June 30, 2018, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees on sales (as applicable) and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2018 to June 30, 2018.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled Expenses Paid During Period to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Actual		Hypothetical
Share Class[1]	Beginning Account Value 1/1/18	Ending Account Value (Based on Actual Returns and Expenses) 6/30/18	Expenses Paid During Period[2]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/18	Expenses Paid During Period[2]
Institutional Class Shares	$1,000.00	$1,015.80	$3.20	$1,021.62	$3.21
1.	No information is provided for Investor Class shares because shares of that class had not yet been issued as of June 30, 2018.
2.	Expenses are equal to the Fund’s annualized expense ratio, net of waivers and excluding acquired fund fees and expenses if any (0.64% for the Institutional Class), multiplied by the average account value over the period, divided by 365 and multiplied by 181 for the Institutional Class (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

PENN CAPITAL FUNDS TRUST
DISCLOSURE OF FUND EXPENSES (UNAUDITED)
FOR THE PERIOD FROM JANUARY 1, 2018 TO JUNE 30, 2018

Cost in Dollars of a $1,000 Investment in Penn Capital Defensive Short Duration High Income Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2018 to June 30, 2018, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees on sales (as applicable) and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2018 to June 30, 2018.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the period ended June 30, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled Expenses Paid During Period to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Actual		Hypothetical
Share Class	Beginning Account Value 1/1/18	Ending Account Value (Based on Actual Returns and Expenses) 6/30/18	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/18	Expenses Paid During Period[1]
Institutional Class Shares[2]	$1,000.00	$1,006.80	$2.69	$1,022.12	$2.71

1.	No information is provided for Investor Class shares because shares of that class had not yet been issued as of June 30, 2018.
2.	Expenses are equal to the Fund’s annualized expense ratio, net of waivers and excluding acquired fund fees and expenses if any (0.54% for the Institutional Class), multiplied by the average account value over the period, divided by 365 and multiplied by 181 for the Institutional Class (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

PENN CAPITAL FUNDS TRUST
PENN CAPITAL MANAGED ALPHA SMID CAP EQUITY FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2018
	Shares	Value
Common Stocks: 91.6%
Air Freight & Logistics: 1.3%
XPO Logistics, Inc. (a)	2,011	$201,462
Banks: 9.6%
BOK Financial Corp.	2,635	247,716
Chemical Financial Corp.	4,167	231,977
Pinnacle Financial Partners, Inc.	3,186	195,461
Sterling Bancorp	10,243	240,711
Webster Financial Corp.	4,413	281,108
Western Alliance Bancorp (a)	4,105	232,384
		1,429,357
Biotechnology: 2.8%
Exelixis, Inc. (a)	8,382	180,381
Ironwood Pharmaceuticals, Inc. (a)	12,361	236,342
		416,723
Building Products: 1.3%
Allegion PLC	2,480	191,853
Capital Markets: 1.4%
Affiliated Managers Group, Inc.	1,415	210,368
Chemicals: 2.5%
HB Fuller Co.	4,146	222,557
Valvoline, Inc.	6,995	150,882
		373,439
Commercial Services & Supplies: 1.8%
KAR Auction Services, Inc.	4,800	263,040
Construction Materials: 1.4%
Summit Materials, Inc. - Class A (a)	7,806	204,907
Consumer Finance: 1.3%
SLM Corp. (a)	17,400	199,230
Containers & Packaging: 1.2%
Berry Global Group, Inc. (a)	3,745	172,045
Diversified Financial Services: 3.2%
FNF Group	5,482	206,233
Voya Financial, Inc.	5,713	268,511
		474,744
Electronic Equipment, Instruments & Components: 1.1%
Mercury Systems, Inc. (a)	4,398	167,388
Energy Equipment & Services: 0.7%
FTS International, Inc. (a)	7,722	109,961
Health Care Equipment & Supplies: 4.6%
ICU Medical, Inc. (a)	913	268,102
Teleflex, Inc.	784	210,277
Wright Medical Group NV (a)	7,965	206,771
		685,150
Health Care Providers & Services: 2.9%
LHC Group, Inc. (a)	1,437	122,993
WellCare Health Plans, Inc. (a)	1,234	303,860
		426,853
	Shares	Value
Hotels, Restaurants & Leisure: 5.1%
Boyd Gaming Corp.	7,160	248,166
Red Rock Resorts, Inc. - Class A	7,392	247,632
Vail Resorts, Inc.	983	269,529
		765,327
Household Durables: 2.0%
Roku, Inc. (a)	3,573	152,281
TopBuild Corp. (a)	1,811	141,874
		294,155
Independent Power and Renewable Electricity Producers: 1.5%
Ormat Technologies, Inc.	4,150	220,739
Insurance: 1.8%
Arch Capital Group Ltd. (a)	9,936	262,907
Internet Software & Services: 6.4%
Five9, Inc. (a)	3,419	118,195
GoDaddy, Inc. - Class A (a)	4,519	319,041
IAC/InterActiveCorp (a)	1,284	195,797
Match Group, Inc. (a)	3,030	117,382
MongoDB, Inc. (a)	4,005	198,768
		949,183
IT Services: 1.6%
Black Knight, Inc. (a)	4,591	245,848
Machinery: 2.9%
Allison Transmission Holdings, Inc.	4,407	178,439
Oshkosh Corp.	3,666	257,793
		436,232
Media: 5.4%
Gray Television, Inc. (a)	13,060	206,348
Live Nation Entertainment, Inc. (a)	6,252	303,660
Nexstar Media Group, Inc. - Class A	3,927	288,242
		798,250
Metals & Mining: 0.9%
Commercial Metals Co.	6,066	128,053
Multiline Retail: 1.8%
Burlington Stores, Inc. (a)	1,784	268,546
Oil, Gas & Consumable Fuels: 4.5%
Arch Coal, Inc. - Class A	1,262	98,979
Cabot Oil & Gas Corp.	7,796	185,545
Callon Petroleum Co. (a)	17,605	189,078
Cimarex Energy Co.	2,012	204,701
		678,303
Pharmaceuticals: 1.1%
Pacira Pharmaceuticals, Inc. (a)	5,088	163,070
Professional Services: 2.4%
TransUnion	5,105	365,722
Road & Rail: 1.7%
Schneider National, Inc. - Class B	9,165	252,129

The Accompanying Notes are an Integral Part of these Financial Statements.

PENN CAPITAL FUNDS TRUST
PENN CAPITAL MANAGED ALPHA SMID CAP EQUITY FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2018

	Shares	Value
Semiconductors & Semiconductor Equipment: 5.4%
Cavium, Inc. (a)	1,873	162,015
Semtech Corp. (a)	2,726	128,258
Silicon Laboratories, Inc. (a)	2,559	254,876
Teradyne, Inc.	6,942	264,282
		809,431
Software: 3.0%
Nice Ltd. - ADR (a)	2,093	217,191
Tyler Technologies, Inc. (a)	1,031	228,985
		446,176
Specialty Retail: 2.8%
Camping World Holdings, Inc. - Class A	6,683	166,941
Floor & Decor Holdings, Inc. - Class A (a)	5,104	251,780
TravelCenters of America LLC (a)	-	2
		418,723
Trading Companies & Distributors: 2.9%
United Rentals, Inc. (a)	1,788	263,945
WESCO International, Inc. (a)	2,894	165,247
		429,192
Water Utilities: 1.3%
Aqua America, Inc.	5,461	192,118
Total Common Stocks (cost $11,369,380)		13,650,624

Real Estate Investment Trusts (REITs): 6.3%
CyrusOne, Inc.	4,457	260,110
Invitation Homes, Inc.	10,262	236,642
MGM Growth Properties LLC - Class A	8,146	248,127
The GEO Group, Inc.	7,063	194,515
Total REITS (cost $862,609)		939,394

Short-Term Investment: 2.4%
Short-Term Investment Trust Treasury Portfolio Institutional Class, 1.750% (b)	362,429	362,429
Total Short-Term Investment (cost $362,429)		362,429

Total Investments - 100.3% (cost $12,594,418)		14,952,447
Liabilities in Excess of Other Assets (0.3)%		(42,264)
Net Assets: 100.0%		$14,910,183

Percentages are stated as a percent of net assets.

(a)	No distribution or dividend was made during the year ending June 30, 2018. As such, it is classified as a non-income producing security as of June 30, 2018.
(b)	Rate reported is the 7-day effective yield as of June 30, 2018.
Country Exposure (as a percentage of total investments) (Unaudited)
United States	94.13%
Bermuda	1.76%
Israel	1.45%
Netherlands	1.38%
Ireland	1.28%
Sector Allocation (as a percentage of total investments) (Unaudited)

The industry classifications presented in this report, present the Global Industry Classification Standard (GICS®). GICS® was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The Accompanying Notes are an Integral Part of these Financial Statements.

PENN CAPITAL FUNDS TRUST
PENN CAPITAL SPECIAL SITUATIONS SMALL CAP EQUITY FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2018
	Shares	Value
Common Stocks: 97.9%
Auto Components: 1.4%
Modine Manufacturing Co. (a)	15,907	$290,303
Banks: 10.6%
Banc of California, Inc.	14,583	285,098
Chemical Financial Corp.	5,041	280,632
FB Financial Corp.	9,392	382,442
Sterling Bancorp	15,392	361,712
Texas Capital Bancshares, Inc. (a)	4,169	381,463
Webster Financial Corp.	3,865	246,201
Western Alliance Bancorp (a)	5,790	327,772
		2,265,320
Biotechnology: 1.6%
Ironwood Pharmaceuticals, Inc. (a)	18,227	348,500
Capital Markets: 2.6%
Hamilton Lane, Inc. - Class A	5,943	285,086
PJT Partners, Inc. - Class A	5,002	267,057
		552,143
Chemicals: 1.2%
Venator Materials PLC (a)	16,126	263,821
Construction & Engineering: 1.5%
MasTec, Inc. (a)	6,193	314,295
Diversified Consumer Services: 1.3%
Chegg, Inc. (a)	9,532	264,894
Electronic Equipment, Instruments & Components: 1.2%
Mercury Systems, Inc. (a)	6,818	259,493
Energy Equipment & Services: 5.6%
C&J Energy Services, Inc. (a)	6,299	148,657
Keane Group, Inc. (a)	21,303	291,212
Mammoth Energy Services, Inc. (a)	12,365	419,915
Noble Corp. PLC (a)	52,303	331,078
		1,190,862
Food & Staples Retailing: 0.6%
BJ’s Wholesale Club Holdings, Inc. (a)	5,190	122,744
Health Care Equipment & Supplies: 6.0%
ICU Medical, Inc. (a)	1,316	386,443
K2M Group Holdings, Inc. (a)	13,628	306,630
LivaNova PLC (a)	2,989	298,362
Wright Medical Group NV (a)	11,335	294,257
		1,285,692
Health Care Providers & Services: 3.7%
LHC Group, Inc. (a)	3,243	277,568
R1 RCM, Inc. (a)	25,633	222,495
WellCare Health Plans, Inc. (a)	1,193	293,764
		793,827
Health Care Technology: 1.3%
Omnicell, Inc. (a)	5,212	273,369
	Shares	Value
Hotels, Restaurants & Leisure: 9.8%
Extended Stay America, Inc.	6,874	148,547
Full House Resorts, Inc. (a)	64,588	215,078
Golden Entertainment, Inc. (a)	6,077	164,018
Penn National Gaming, Inc. (a)	11,441	384,303
Planet Fitness, Inc. - Class A (a)	5,362	235,606
Red Rock Resorts, Inc. - Class A	10,345	346,558
Scientific Games Corp. (a)	6,271	308,220
SeaWorld Entertainment, Inc. (a)	12,715	277,441
		2,079,771
Household Durables: 1.4%
TopBuild Corp. (a)	3,767	295,107
Internet Software & Services: 8.3%
Carbonite, Inc. (a)	7,370	257,213
Five9, Inc. (a)	6,034	208,595
Gogo, Inc. (a)	29,194	141,883
Hortonworks, Inc. (a)	16,983	309,430
Instructure, Inc. (a)	5,948	253,088
Mimecast Ltd. (a)	5,129	211,366
MINDBODY, Inc. (a) - Class A	3,748	144,673
Q2 Holdings, Inc. (a)	4,305	245,600
		1,771,848
IT Services: 2.6%
Everi Holdings, Inc. (a)	35,534	255,845
InterXion Holding NV (a)	4,839	302,050
		557,895
Machinery: 3.9%
Astec Industries, Inc.	5,732	342,774
Milacron Holdings Corp. (a)	13,140	248,740
Woodward, Inc.	2,953	226,967
		818,481
Media: 8.7%
AMC Entertainment Holdings, Inc. - Class A	17,384	276,405
The E. W. Scripps Co. - Class A	15,877	212,593
Gray Television, Inc. (a)	37,977	600,037
Nexstar Media Group, Inc. - Class A	5,344	392,250
Sinclair Broadcast Group, Inc. - Class A	11,273	362,427
		1,843,712
Metals & Mining: 0.9%
Cleveland-Cliffs, Inc. (a)	23,490	198,021
Oil, Gas & Consumable Fuels: 5.9%
Enerplus Corp.	24,851	313,123
Resolute Energy Corp. (a)	9,670	301,704
Sanchez Energy Corp. (a)	29,537	133,507
Whiting Petroleum Corp. (a)	5,238	276,147
WPX Energy, Inc. (a)	12,946	233,417
		1,257,898

The Accompanying Notes are an Integral Part of these Financial Statements.

PENN CAPITAL FUNDS TRUST
PENN CAPITAL SPECIAL SITUATIONS SMALL CAP EQUITY FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2018

	Shares	Value
Pharmaceuticals: 1.0%
Pacira Pharmaceuticals, Inc. (a)	6,854	219,671
Road & Rail: 2.2%
Marten Transport Ltd.	6,810	159,695
Schneider National, Inc. - Class B	10,999	302,582
		462,277
Semiconductors & Semiconductor Equipment: 2.6%
Semtech Corp. (a)	7,019	330,244
Versum Materials, Inc.	6,088	226,169
		556,413
Software: 3.2%
Nice Ltd. - ADR (a)	2,693	279,453
Tyler Technologies, Inc. (a)	816	181,233
Zynga, Inc. - Class A (a)	51,589	209,967
		670,653
Specialty Retail: 2.0%
Camping World Holdings, Inc. - Class A	8,488	212,030
Five Below, Inc. (a)	2,250	219,848
		431,878
Textiles, Apparel & Luxury Goods: 1.5%
G-III Apparel Group Ltd. (a)	7,297	323,987
Thrifts & Mortgage Finance: 1.5%
WSFS Financial Corp.	6,117	326,036
Trading Companies & Distributors: 3.8%
Beacon Roofing Supply, Inc. (a)	8,230	350,763
DXP Enterprises, Inc. (a)	5,330	203,606
Triton International Ltd.	8,003	245,372
		799,741
Total Common Stocks (cost $18,047,942)		20,838,652

Contingent Value Right - 0.0%
Media - 0.0%
Media General, Inc.	1,867	93
Total Contingent Value Right (cost $0)		93

Real Estate Investment Trust (REIT): 1.2%
Pebblebrook Hotel Trust	6,308	244,750
Total REIT (cost $227,382)		244,750

Short-Term Investment: 0.4%
Money Market Fund - 0.4%
Short-Term Investments Trust Treasury Portfolio Institutional Class, 1.750% (b)	90,106	90,106
Total Short-Term Investment (cost $90,106)		90,106

	Shares	Value
Total Investments - 99.5% (cost $18,365,430)		21,173,601
Other Assets and Liabilities 0.5%		115,307
Net Assets: 100.0%		$21,288,908

Percentages are stated as a percent of net assets.

(a)	No distribution or dividend was made during the year ending June 30, 2018. As such, it is classified as a non-income producing security as of June 30, 2018.
(b)	Rate reported is the 7-day effective yield as of June 30, 2018.
Country Exposure (as a percentage of total investments) (Unaudited)
United States	88.01%
United Kingdom	4.22%
Netherlands	2.81%
Canada	1.48%
Israel	1.32%
Bermuda	1.16%
Jersey	1.00%
Sector Allocation (as a percentage of total investments) (Unaudited)

Consumer Staples, 0.6%
Real Estate, 1.2%
Short-Term Investment, 0.4%
Materials, 2.2%
Energy, 11.6%
Consumer Discretionary, 26.1%
Industrials, 12.5%
Health Care, 13.8%
Information Technology, 16.8%
Financials, 14.8%

The Accompanying Notes are an Integral Part of these Financial Statements.

PENN CAPITAL FUNDS TRUST
PENN CAPITAL MULTI-CREDIT HIGH INCOME FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2018
	Principal	Value
Corporate Bonds: 70.9%
Aerospace: 0.8%
Bombardier, Inc., 8.750%, 12/1/21 (a)	105,000	$115,500
Agriculture: 0.2%
Simmons Foods, Inc., 5.750%, 11/1/24 (a)	40,000	34,700
Airline Companies: 1.8%
Air Canada, 7.750%, 4/15/21 (a)	50,000	53,375
VistaJet Malta Finance PLC, 7.750%, 6/1/20 (a)	200,000	198,000
		251,375
Auto Parts & Equipment: 0.3%
Meritor, Inc., 6.250%, 2/15/24	35,000	35,263
Automotive: 0.7%
Navistar International Corp., 6.625%, 11/1/25 (a)	100,000	102,750
Banking: 1.2%
Ally Financial, Inc., 8.000%, 11/1/31	25,000	29,750
Ally Financial, Inc., 5.750%, 11/20/25	90,000	91,687
Ally Financial, Inc., 5.125%, 9/30/24	50,000	50,875
		172,312
Brokerage: 0.4%
Oppenheimer Holdings, Inc., 6.750%, 7/1/22	60,000	61,275
Building & Construction: 0.5%
Ashton Woods USA LLC, 6.750%, 8/1/25 (a)	50,000	47,500
Ashton Woods USA LLC, 6.875%, 2/15/21 (a)	24,000	24,120
		71,620
Building Materials: 1.2%
Griffon Corp., 5.250%, 3/1/22	105,000	102,155
U.S. Concrete, Inc., 6.375%, 6/1/24	60,000	60,000
		162,155
Chemical Companies: 1.4%
Platform Specialty Products Corp., 5.875%, 12/1/25 (a)	80,000	78,200
Trinseo Materials Operating SCA, 5.375%, 9/1/25 (a)	45,000	44,606
Versum Materials, Inc., 5.500%, 9/30/24 (a)	65,000	65,904
		188,710
Computer Hardware: 1.1%
Dell International LLC, 8.100%, 7/15/36 (a)	85,000	99,255
Western Digital Corp., 4.750%, 2/15/26	55,000	53,487
		152,742
Consumer/Commercial/Lease Financing: 1.9%
International Lease Finance Corp., 8.625%, 1/15/22	35,000	40,145
Navient Corp., 7.250%, 9/25/23	35,000	36,662
Navient Corp., 6.125%, 3/25/24	15,000	14,813
Navient Corp., 5.875%, 10/25/24	65,000	62,806
Navient Corp., 6.625%, 7/26/21	10,000	10,272
	Principal	Value
Park Aerospace Holdings Ltd., 5.250%, 8/15/22 (a)	100,000	99,001
		263,699
Electric-Generation: 2.1%
Calpine Corp., 5.375%, 1/15/23 (a)	35,000	33,294
Calpine Corp., 5.875%, 1/15/24 (a)	25,000	24,750
NRG Energy, Inc., 5.750%, 1/15/28 (a)	25,000	24,563
NRG Energy, Inc., 6.625%, 1/15/27	25,000	25,688
NRG Energy, Inc., 7.250%, 5/15/26	20,000	21,300
Vistra Energy Corp, 8.125%, 1/30/26 (a)	50,000	54,312
Vistra Energy Corp., 7.625%, 11/1/24	70,000	74,637
Vistra Energy Corp., 7.375%, 11/1/22	25,000	26,125
		284,669
Electric-Integrated: 0.2%
Talen Energy Supply LLC, 9.500%, 7/15/22 (a)	35,000	34,366
Energy-Exploration & Production: 4.7%
Antero Resources Corp., 5.125%, 12/1/22	50,000	50,125
Approach Resources, Inc., 7.000%, 6/15/21	40,000	39,000
Callon Petroleum Co., 6.125%, 10/1/24	35,000	35,437
Carrizo Oil & Gas, Inc., 8.250%, 7/15/25	25,000	26,500
Centennial Resource Production LLC, 5.375%, 1/15/26 (a)	30,000	29,175
Gulfport Energy Corp., 6.000%, 10/15/24	60,000	57,750
Gulfport Energy Corp., 6.625%, 5/1/23	15,000	15,113
HighPoint Operating Corp., 7.000%, 10/15/22	35,000	35,000
Jagged Peak Energy LLC, 5.875%, 5/1/26 (a)	40,000	39,200
Range Resources Corp., 5.000%, 8/15/22	80,000	79,200
Resolute Energy Corp., 8.500%, 5/1/20	125,000	124,922
Sanchez Energy Corp., 7.250%, 2/15/23 (a)	55,000	54,450
Unit Corp., 6.625%, 5/15/21	70,000	69,825
		655,697
Entertainment: 0.8%
AMC Entertainment Holdings, Inc., 5.875%, 11/15/26	25,000	24,062
AMC Entertainment Holdings, Inc., 5.750%, 6/15/25	55,000	53,900
National CineMedia LLC, 5.750%, 8/15/26	40,000	36,500
		114,462
Food-Wholesale: 1.3%
JBS USA LUX SA, 5.875%, 7/15/24 (a)	100,000	95,500
JBS USA LUX SA, 7.250%, 6/1/21 (a)	15,000	15,150
JBS USA LUX SA, 7.250%, 6/1/21 (a)	15,000	15,150
Pilgrim’s Pride Corp., 5.750%, 3/15/25 (a)	60,000	57,600
		183,400
Food & Drug Retailers: 1.1%
Albertsons Cos LLC, 6.625%, 6/15/24	60,000	56,550
Albertsons Cos, Inc., 6.085% (3 Month LIBOR USD + 3.750%), 1/15/24 (a)(b)	35,000	35,087
Ingles Markets, Inc., 5.750%, 6/15/23	65,000	64,025

The Accompanying Notes are an Integral Part of these Financial Statements.

PENN CAPITAL FUNDS TRUST
PENN CAPITAL MULTI-CREDIT HIGH INCOME FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2018

	Principal	Value
		155,662
Forestry/Paper: 0.5%
Rayonier AM Products, Inc., 5.500%, 6/1/24 (a)	70,000	65,800
Gaming: 1.3%
Gateway Casinos & Entertainment Ltd., 8.250%, 3/1/24 (a)	40,000	42,200
MGM Resorts International, 7.750%, 3/15/22	30,000	32,700
The Stars Group Holdings, 7.000%, 7/15/26 (a)	50,000	50,500
Wynn Las Vegas LLC, 5.500%, 3/1/25 (a)	55,000	54,038
		179,438
Gas Distribution: 3.6%
Blue Racer Midstream LLC, 6.125%, 11/15/22 (a)	45,000	45,450
Cheniere Energy Partners LP, 5.250%, 10/1/25 (a)	65,000	63,404
DCP Midstream Operating LP, 3.875%, 3/15/23 (a)	55,000	53,144
DCP Midstream Operating LP, 4.950%, 4/1/22	33,000	33,371
DCP Midstream Operating LP, 5.850% (3 Month LIBOR USD + 3.850%), 5/21/43 (b)	90,000	82,350
NGL Energy Partners LP, 5.125%, 7/15/19	65,000	65,081
NGL Energy Partners LP, 6.875%, 10/15/21	20,000	20,250
NGPL PipeCo LLC, 7.768%, 12/15/37 (a)	45,000	52,875
Rockies Express Pipeline LLC, 6.875%, 4/15/40 (a)	45,000	51,300
Targa Resources Partners LP, 5.250%, 5/1/23	30,000	30,000
		497,225
Health Services: 2.0%
Acadia Healthcare Co., Inc., 5.625%, 2/15/23	50,000	50,375
Acadia Healthcare Co., Inc., 6.125%, 3/15/21	35,000	35,350
Centene Escrow I Corp., 5.375%, 6/1/26	30,000	31,612
Centene Corp., 6.125%, 2/15/24 (a)	30,000	30,394
DaVita, Inc., 5.125%, 6/15/24	40,000	38,800
Encompass Health Corp., 5.750%, 9/15/25	50,000	50,500
Universal Hospital Services, Inc., 7.625%, 8/15/20	35,000	34,913
		271,944
Hospitals: 1.6%
HCA, Inc., 7.500%, 2/15/22	25,000	27,188
HCA, Inc., 5.250%, 6/15/26	40,000	39,728
HCA, Inc., 5.375%, 2/1/25	65,000	64,005
Tenet Healthcare Corp., 8.125%, 4/1/22	80,000	83,500
		214,421
Household & Leisure Products/Durables: 0.3%
Tempur Sealy International, Inc., 5.500%, 6/15/26	45,000	43,538
	Principal	Value
Investments & Misc Financial Services: 2.4%
First Data Corp., 5.750%, 1/15/24 (a)	50,000	49,968
First Data Corp., 7.000%, 12/1/23 (a)	75,000	78,118
Icahn Enterprises LP, 6.375%, 12/15/25	60,000	60,075
Icahn Enterprises LP, 6.750%, 2/1/24	110,000	110,825
VFH Parent LLC, 6.750%, 6/15/22 (a)	35,000	36,269
		335,255
Machinery Companies: 0.7%
Apergy Corp., 6.375%, 5/1/26 (a)	35,000	35,569
Zekelman Industries, Inc., 9.875%, 6/15/23 (a)	50,000	54,750
		90,319
Media-Broadcast: 3.2%
Gray Television, Inc., 5.125%, 10/15/24 (a)	25,000	23,875
Gray Television, Inc., 5.875%, 7/15/26 (a)	25,000	23,781
Salem Media Group, Inc., 6.750%, 6/1/24 (a)	45,000	40,838
Sinclair Television Group, Inc., 5.625%, 8/1/24 (a)	65,000	64,513
Townsquare Media, Inc., 6.500%, 4/1/23 (a)	40,000	36,000
Univision Communications, Inc., 5.125%, 5/15/23 (a)	60,000	57,600
Univision Communications, Inc., 5.125%, 2/15/25 (a)	15,000	13,856
Urban One, Inc., 7.375%, 4/15/22 (a)	45,000	43,537
Urban One, Inc., 9.250%, 2/15/20 (a)	140,000	135,800
		439,800
Media-Cable: 4.4%
Altice France SA, 6.000%, 5/15/22 (a)	200,000	201,250
Altice Luxembourg SA, 7.750%, 5/15/22 (a)	200,000	193,500
DISH DBS Corp., 5.875%, 7/15/22	185,000	173,900
DISH DBS Corp., 7.750%, 7/1/26	40,000	35,050
		603,700
Media-Services: 0.7%
Clear Channel Worldwide Holdings, Inc., 7.625%, 3/15/20	40,000	39,700
MDC Partners, Inc., 6.500%, 5/1/24 (a)	70,000	60,725
		100,425
Metals/Mining Excluding Steel: 3.8%
Alliance Resource Operating Partners LP, 7.500%, 5/1/25 (a)	65,000	69,225
Century Aluminum Co., 7.500%, 6/1/21 (a)	60,000	60,450
Cleveland-Cliffs, Inc., 5.750%, 3/1/25	35,000	33,162
CONSOL Energy, Inc., 11.000%, 11/15/25 (a)	90,000	99,000
Freeport-McMoRan, Inc., 4.550%, 11/14/24	15,000	14,250
Freeport-McMoRan, Inc., 5.450%, 3/15/43	50,000	43,860
Freeport-McMoRan, Inc., 3.875%, 3/15/23	5,000	4,725
Peabody Energy Corp., 10.000%, 3/15/22 (c)	95,000	0
Peabody Energy Corp., 6.375%, 3/31/25 (a)	45,000	46,237
SunCoke Energy Partners LP, 7.500%, 6/15/25 (a)	65,000	66,138

The Accompanying Notes are an Integral Part of these Financial Statements.

PENN CAPITAL FUNDS TRUST
PENN CAPITAL MULTI-CREDIT HIGH INCOME FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2018

	Principal	Value
Teck Resources Ltd., 5.200%, 3/1/42	35,000	30,669
Teck Resources Ltd., 3.750%, 2/1/23	35,000	33,206
Teck Resources Ltd., 6.250%, 7/15/41	25,000	24,875
		525,797
Non-Food & Drug Retailers: 0.9%
Hot Topic, Inc., 9.250%, 6/15/21 (a)	65,000	61,994
The Men’s Wearhouse, Inc., 7.000%, 7/1/22	55,000	56,787
		118,781
Oil Field Equipment & Services: 3.0%
CSI Compressco LP, 7.250%, 8/15/22	45,000	41,175
CSI Compressco LP, 7.500%, 4/1/25 (a)	25,000	25,094
Nabors Industries, Inc., 5.500%, 1/15/23	60,000	57,360
Noble Holding International Ltd., 7.875%, 2/1/26 (a)	25,000	25,750
Noble Holding International Ltd., 7.750%, 1/15/24	130,000	123,175
Pioneer Energy Services Corp., 6.125%, 3/15/22	60,000	57,000
Transocean, Inc., 8.375%, 12/15/21	35,000	37,450
Transocean, Inc., 6.800%, 3/15/38	50,000	40,625
		407,629
Oil Refining & Marketing: 0.6%
PBF Holding Co. LLC, 7.250%, 6/15/25	35,000	36,794
PBF Holding Co. LLC, 7.000%, 11/15/23	40,000	41,400
		78,194
Pharmaceuticals & Devices: 4.6%
Endo Finance LLC, 5.375%, 1/15/23 (a)	55,000	44,000
Jaguar Holding Co. II, 6.375%, 8/1/23 (a)	55,000	54,736
Kinetic Concepts, Inc., 12.500%, 11/1/21 (a)	75,000	82,875
Mallinckrodt International Finance SA, 4.875%, 4/15/20 (a)	65,000	63,862
Mallinckrodt International Finance SA, 5.750%, 8/1/22 (a)	75,000	67,500
Valeant Pharmaceuticals International, Inc., 5.625%, 12/1/21 (a)	30,000	29,512
Valeant Pharmaceuticals International, Inc., 7.500%, 7/15/21 (a)	60,000	60,938
Valeant Pharmaceuticals International, Inc., 5.875%, 5/15/23 (a)	210,000	197,269
Valeant Pharmaceuticals International, Inc., 6.125%, 4/15/25 (a)	35,000	32,244
		632,936
Printing & Publishing: 1.3%
Lee Enterprises, Inc., 9.500%, 3/15/22 (a)	45,000	46,969
Meredith Corp., 6.875%, 2/1/26 (a)	130,000	128,212
		175,181
Railroads: 0.4%
Watco Cos LLC, 6.375%, 4/1/23 (a)	60,000	60,975
Real Estate Development & Management: 0.4%
Realogy Group LLC, 5.250%, 12/1/21 (a)	50,000	49,875
	Principal	Value
Restaurants: 0.7%
Golden Nugget, Inc., 6.750%, 10/15/24 (a)	50,000	50,009
P.F. Chang’s China Bistro, Inc., 10.250%, 6/30/20 (a)	45,000	40,500
		90,509
Steel Producers & Products: 1.0%
Joseph T. Ryerson & Son, Inc., 11.000%, 5/15/22 (a)	50,000	55,000
United States Steel Corp., 6.875%, 8/15/25	55,000	55,327
United States Steel Corp., 7.375%, 4/1/20	25,000	26,500
		136,827
Support-Services: 1.4%
Herc Rentals, Inc., 7.750%, 6/1/24 (a)	35,000	37,363
The ADT Corp., 4.875%, 7/15/32 (a)	50,000	39,125
The ADT Corp., 6.250%, 10/15/21	20,000	20,700
The GEO Group, Inc., 5.875%, 10/15/24	45,000	44,325
The Hertz Corp., 5.875%, 10/15/20	55,000	53,762
		195,275
Telecom-Integrated/Services: 6.7%
CenturyLink, Inc., 7.500%, 4/1/24	65,000	66,787
CenturyLink, Inc., 6.450%, 6/15/21	35,000	35,986
Cincinnati Bell, Inc., 7.000%, 7/15/24 (a)	35,000	31,937
Cogent Communications Finance, Inc., 5.625%, 4/15/21 (a)	65,000	65,406
Consolidated Communications, Inc., 6.500%, 10/1/22	70,000	65,275
Frontier Communications Corp., 8.500%, 4/1/26 (a)	20,000	19,300
Frontier Communications Corp., 10.500%, 9/15/22	30,000	27,225
Frontier Communications Corp., 8.750%, 4/15/22	40,000	33,800
Gogo Intermediate Holdings LLC, 12.500%, 7/1/22 (a)	90,000	96,075
Intelsat Jackson Holdings SA, 5.500%, 8/1/23 (a)	45,000	40,374
Intelsat Jackson Holdings SA, 7.250%, 10/15/20	180,000	179,100
Intelsat Connect Finance SA, 12.500%, 4/1/22 (a)	35,000	34,552
Level 3 Financing, Inc., 5.125%, 5/1/23	40,000	39,200
Uniti Group LP, 6.000%, 4/15/23 (a)	90,000	86,794
Uniti Group LP, 7.125%, 12/15/24 (a)	25,000	22,875
Windstream Services LLC, 7.750%, 10/15/20	91,000	81,673
		926,359
Telecom-Wireless: 2.5%
GTT Communications, Inc., 7.875%, 12/31/24 (a)	35,000	34,650
Sprint Capital Corp., 6.875%, 11/15/28	55,000	52,800
Sprint Communications, Inc., 6.000%, 11/15/22	25,000	24,781

The Accompanying Notes are an Integral Part of these Financial Statements.

PENN CAPITAL FUNDS TRUST
PENN CAPITAL MULTI-CREDIT HIGH INCOME FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2018

	Principal	Value
Sprint Corp., 7.125%, 6/15/24	90,000	90,863
Sprint Corp., 7.625%, 3/1/26	25,000	25,469
Sprint Corp., 7.250%, 9/15/21	20,000	20,800
Sprint Corp., 7.875%, 9/15/23	40,000	41,475
Telesat Canada, 8.875%, 11/15/24 (a)	25,000	26,750
United States Cellular Corp., 6.700%, 12/15/33	30,000	31,350
		348,938
Telecommunications Equipment: 0.3%
CommScope, Inc., 5.500%, 6/15/24 (a)	40,000	40,200
Transportation Excluding Air/Rail: 0.9%
Deck Chassis Acquisition, Inc., 10.000%, 6/15/23 (a)	70,000	74,200
The Kenan Advantage Group, Inc., 7.875%, 7/31/23 (a)	45,000	45,900
		120,100
Total Corporate Bonds (cost $9,735,200)		9,789,798

Convertible Bond: 0.3%
Support-Services: 0.3%
Gogo, Inc., 3.750%, 3/1/20	45,000	39,264
Total Convertible Bond (cost $41,533)		39,264

Bank Loans: 7.9% (d)
Chemical Companies: 0.4%
Tronox Blocked Borrower LLC, 5.093% (1 Month US LIBOR + 3.000%), 9/22/24	34,709	34,674
Tronox Finance LLC, 5.093% (1 Month US LIBOR + 3.000%), 9/22/24	15,041	15,026
		49,700
Consumer-Products: 0.7%
Bob’s Discount Furniture, 7.270% (1 Month US LIBOR + 5.250%), 8/8/23	50,000	49,312
HLF Financing Sarl, 7.593% (1 Month US LIBOR + 5.500%), 2/15/23	48,986	49,324
		98,636
Entertainment: 0.3%
Delta 2 Lux Sarl, 4.593% (1 Month US LIBOR + 2.500%), 2/1/24	50,000	49,282
Gas Distribution: 0.3%
Woodford Express LLC, 7.093% (1 Month US LIBOR + 5.000%), 1/26/25	49,875	48,154
Health Care Providers & Services: 0.4%
R1 RCM, Inc., 7.619%, (3 Month US Libor + 5.250%), 5/2/25	50,000	49,750
Health Services: 0.4%
Gentiva Health Services, Inc., 5.840% (3 Month US LIBOR + 3.750%), 6/21/25	19,231	19,087
Gentiva Health Services, Inc., 5.840% (3 Month US LIBOR + 3.750%), 6/21/25	30,769	30,538
		49,625
	Principal	Value
Industrial Conglomerates: 0.4%
Deliver Buyer, Inc., 6.000% (3 Month US LIBOR + 5.000%), 5/1/24	49,874	49,781
Investments & Miscellaneous Financial Services: 0.7%
Edelman Financial Services LLC, 5.340%, (3 Month US LIBOR + 3.250%), 6/26/25	50,000	49,906
Russell Investments US Institutional Holdco, Inc., 5.343%, 6/1/23
(1 Month US LIBOR + 3.250%)	13,169	13,219
(1 Month US LIBOR + 3.250%)	36,704	36,841
		99,966
Metals & Mining: 0.4%
Big River Steel LLC, 7.334% (3 Month US LIBOR + 5.000%), 8/23/23	49,874	50,467
Metals/Mining Excluding Steel: 0.4%
Aleris International, Inc., 6.856% (1 Month US LIBOR + 4.750%), 4/15/23	50,000	49,516
Non-Food & Drug Retailers: 0.4%
The Men’s Wearhouse, Inc., 5.482% (1 Month US LIBOR + 3.500%), 4/9/25	49,875	50,083
Oil Field Equipment & Services: 0.7%
Keane Group Holdings LLC, 5.750% (1 Month US LIBOR + 3.750%), 5/25/25	50,000	49,875
McDermott Technology Americas, Inc., 7.093% (1 Month US LIBOR + 5.000%), 5/10/25	50,000	50,187
		100,062
Pharmaceuticals: 0.4%
Amneal Pharmaceuticals LLC, 5.625% (2 Month US LIBOR + 3.500%), 5/4/25	49,988	49,848
Pharmaceuticals & Devices: 0.7%
Endo International PLC, 6.375% (1 Month US LIBOR + 4.250%), 4/27/24	50,000	49,875
Valeant Pharmaceuticals International, Inc., 4.982% (1 Month US LIBOR + 3.000%), 5/30/25	50,000	49,797
		99,672
Software/Services: 0.4%
New Media Holdings II LLC, 8.343% (1 Month US LIBOR + 6.250%), 7/14/22	49,749	49,967
Specialty Retail: 0.3%
Staples, Inc., 6.358% (3 Month US LIBOR + 4.000%), 9/12/24	50,000	49,297
Support-Services: 0.3%
Monitronics International, Inc., 7.834% (3 Month US LIBOR + 5.500%), 9/30/22	49,747	47,384
Telecom-Integrated/Services: 0.3%
Frontier Communications Corp., 4.850% (1 Month US LIBOR + 2.750%), 3/31/21	50,000	49,203
Total Bank Loans (cost $1,092,196)		1,090,393

The Accompanying Notes are an Integral Part of these Financial Statements.

PENN CAPITAL FUNDS TRUST
PENN CAPITAL MULTI-CREDIT HIGH INCOME FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2018

	Shares
Common Stock: 0.0%
Media - Cable: 0.0%
ACC Claims Holdings LLC (e)(f)	11,610	46
Total Common Stock (cost $237)		46

Mutual Fund: 18.1%
Penn Capital Defensive Floating Rate Income Fund-Institutional Class (g)	248,153	2,503,862
Total Mutual Funds (cost $2,520,274)		2,503,862

Preferred Stock: 0.0%
Spanish Broadcasting Systems, Inc. 10.750% Cash or 10.750% PIK (e)(h)	1	41
Total Preferred Stock (cost $613)		41

Short-Term Investment: 5.7%
Short-Term Investments Trust Treasury Portfolio Institutional Class, 1.750% (i)	786,796	786,796
Total Short-Term Investments (cost $786,796)		786,796

Total Investments - 102.9% (cost $14,176,849)		14,210,200
Liabilities in Excess of Other Assets (2.9)%		(396,340)
Net Assets: 100.0%		$13,813,860

Percentages are stated as a percent of net assets.

(a)	Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.” As of June 30, 2018, the value of these investments was $5,348,427, or 38.7% of total net assets.
(b)	Variable rate security. The rate listed is as of June 30, 2018.
(c)	Item identified as in default as to payment of interest, the value of these investments were $0.00 or 0.0% of total net assets.
(d)	Bank Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.
(e)	This security is currently being fair valued in accordance with procedures established by the Board of Trustees and is deemed a level 3 security as it is valued using significant unobservable inputs.
(f)	No distribution or dividend was made during the year ending June 30, 2018. As such, it is classified as a non-income producing security as of June 30, 2018.
(g)	Affiliated company. See Note 7.
(h)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. No distribution or dividend was made during the year ended June 30, 2018. As such, it is classified as a non-income producing security as of June 30, 2018.
(i)	Rate reported is the 7-day effective yield as of June 30, 2018.
Country Exposure (as a percentage of total investments) (Unaudited)
United States	85.18%
Canada	4.98%
Luxembourg	4.39%
Cayman Islands	2.29%
France	1.42%
Malta	1.39%
Netherlands	0.35%
Asset Type (as a percentage of total investments) (Unaudited)

The Accompanying Notes are an Integral Part of these Financial Statements.

PENN CAPITAL FUNDS TRUST
PENN CAPITAL DEFENSIVE FLOATING RATE INCOME FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2018
	Principal	Value
Bank Loans: 85.6% (a)
Airline Companies: 1.1%
American Airlines, Inc., 4.093% (1 Month US LIBOR + 2.000%), 4/28/23	98,000	$96,824
United Airlines, Inc., 3.843% (1 Month US LIBOR + 1.750%), 4/1/24	246,875	244,098
		340,922
Automotive: 1.6%
Navistar, Inc., 5.530% (1 Month US LIBOR + 3.500%), 11/6/24	249,375	249,220
Octavius Corp., 5.720% (1 Month US LIBOR + 3.500%), 11/8/23
(3 Month US LIBOR + 3.500%)	163,462	164,279
(1 Month US LIBOR + 3.500%)	86,538	86,971
		500,470
Building Materials: 2.0%
Foundation Building Materials, 5.180% (3 Month US LIBOR + 3.250%), 5/11/25	150,000	149,532
NCI Building Systems, Inc., 4.093% (1 Month US LIBOR + 2.000%), 2/8/25	124,688	124,103
Pike Corp., 5.600% (1 Month US LIBOR + 3.500%), 3/23/25	118,182	118,427
Quikrete Holdings, Inc., 4.843% (1 Month US LIBOR + 2.750%), 11/15/23	240,385	239,082
		631,144
Building Products: 0.8%
Atkore International, Inc., 5.090% (3 Month US LIBOR + 2.750%), 12/22/23	246,262	245,585
Chemical Companies: 1.8%
Composite Resins Holdings, 5.250% (3 Month US LIBOR + 4.250%), 6/28/25	75,000	74,437
HB Fuller Co., 4.084% (1 Month US LIBOR + 2.000%), 10/20/24	247,006	244,845
Tronox Blocked Borrower LLC, 5.093% (1 Month US LIBOR + 3.000%), 9/22/24	173,547	173,373
Tronox Finance LLC, 5.093% (1 Month US LIBOR + 3.000%), 9/22/24	75,204	75,128
		567,783
Chemicals: 0.4%
Encapsys LLC, 5.343% (1 Month US LIBOR + 3.250%), 10/27/24	124,687	124,688
Commercial Services & Supplies: 0.3%
Helix Acquisition Holdings, Inc., 5.834% (3 Month US LIBOR + 3.500%), 9/29/24	96,756	96,514
Communications Equipment: 0.6%
Polycom, Inc., 7.343%, 9/27/23
(1 Month US LIBOR + 5.250%)	108,396	108,396
(1 Month US LIBOR + 5.250%)	77,000	77,000
		185,396
Computers & Peripherals: 0.6%
Western Digital Corp., 3.843% (1 Month US LIBOR + 1.750%), 4/29/23	203,165	202,911
	Principal	Value
Consumer/Commercial/Lease Financing: 0.8%
Avolon TLB Borrower 1 US LLC, 4.088% (1 Month US LIBOR + 2.000%), 1/15/25	125,000	123,385
NAI Entertainment Holdings LLC, 4.600% (1 Month US LIBOR + 2.500%), 5/8/25	125,000	124,219
		247,604
Consumer-Products: 1.7%
BDF Acquisition Corp., 7.270% (1 Month US LIBOR + 5.250%), 8/8/23	199,481	196,738
HLF Financing Sarl, 7.593% (1 Month US LIBOR + 5.500%), 2/15/23	226,562	228,121
Lifetime Brands, Inc., 5.545%, 2/28/25
(1 Month US LIBOR + 3.500%)	67,870	67,530
(1 Month US LIBOR + 3.500%)	56,818	56,534
		548,923
Defense: 0.5%
The KeyW, 6.530% (1 Month US LIBOR + 4.500%), 5/8/24	150,000	150,750
Diversified Capital Goods: 1.5%
Gardner Denver, Inc., 4.843% (1 Month US LIBOR + 2.750%), 7/30/24	114,339	114,296
Harsco Corp., 4.375% (1 Month US LIBOR + 2.250%), 12/9/24	247,505	247,272
Thermon Industries, Inc., 5.732% (1 Month US LIBOR + 3.750%), 10/30/24	112,188	112,468
		474,036
Diversified Financial Services: 0.7%
Canyon Valor Cos, Inc., 5.584% (3 Month US LIBOR + 3.250%), 6/16/23	238,463	237,748
Diversified Telecommunication Services: 0.8%
Consolidated Communications, Inc., 5.100% (1 Month US LIBOR + 3.000%), 10/5/23	247,810	243,888
Electric-Generation: 3.0%
Calpine Corp., 4.840% (3 Month US LIBOR + 2.500%), 1/15/23	241,908	241,152
Exgen Renewables IV LLC, 5.310% (3 Month US LIBOR + 3.000%), 11/28/24	122,587	122,894
Helix Gen Funding LLC, 5.843% (1 Month US LIBOR + 3.750%), 6/3/24	230,323	230,563
Lightstone Holdco LLC, 5.843% (1 Month US LIBOR + 3.750%), 1/30/24	14,493	14,538
Lightstone Holdco LLC, 5.843% (1 Month US LIBOR + 3.750%), 1/30/24	226,359	227,067
TerraForm Power, 4.093% (1 Month US LIBOR + 2.000%), 11/8/22	124,375	124,167
		960,381
Electric Utilities: 0.4%
Compass Power Generation LLC, 5.843% (1 Month US LIBOR + 3.750%), 12/20/24	124,023	124,519

The Accompanying Notes are an Integral Part of these Financial Statements.

PENN CAPITAL FUNDS TRUST
PENN CAPITAL DEFENSIVE FLOATING RATE INCOME FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2018

	Principal	Value
Electronics: 0.8%
Micron Technology, Inc., 3.850% (1 Month US LIBOR + 1.750%), 4/26/22	245,000	245,368
Entertainment: 2.9%
Alterra Mountain Co., 5.093% (1 Month US LIBOR + 3.000%), 7/31/24	248,750	248,285
Crown Finance US, Inc., 4.593% (1 Month US LIBOR + 2.500%), 2/22/25	124,687	123,664
Delta 2 Lux Sarl, 4.593% (1 Month US LIBOR + 2.500%), 2/1/24	200,000	197,126
Life Time Fitness, Inc., 5.057% (3 Month US LIBOR + 2.750%), 6/15/22	243,789	242,814
SeaWorld Parks & Entertainment, Inc., 5.093% (1 Month US LIBOR + 3.000%), 3/31/24	124,058	123,017
		934,906
Food & Drug Retailers: 1.1%
Albertson’s LLC, 5.337% (3 Month US LIBOR + 3.000%), 12/21/22	245,648	243,238
SuperValu, Inc., 5.593% (1 Month US LIBOR + 3.500%), 6/8/24	65,409	65,376
SuperValu, Inc., 5.593% (1 Month US LIBOR + 3.500%), 6/8/24	39,245	39,226
		347,840
Food-Wholesale: 1.5%
American Seafoods Group LLC, 4.850% (1 Month US LIBOR + 2.750%), 8/21/23	242,708	241,495
JBS USA LUX SA, 4.835%, 10/30/22
(3 Month US LIBOR + 2.500%)	209,679	207,897
(3 Month US LIBOR + 2.500%)	37,196	36,880
		486,272
Gaming: 2.7%
Boyd Gaming Corp., 4.487% (1 Week US LIBOR + 2.500%), 9/15/23	229,142	229,458
Eldorado Resorts, Inc., 4.375%, 4/17/24
(1 Month US LIBOR + 2.250%)	77,198	76,861
(2 Month US LIBOR + 2.250%)	68,793	68,492
(2 Month US LIBOR + 2.250%)	18,966	18,883
Gateway Casinos & Entertainment Ltd., 5.472% (6 Month US LIBOR + 3.000%), 3/13/25	75,000	75,000
Scientific Games International, Inc., 4.921%, 8/14/24
(2 Month US LIBOR + 2.750%)	200,962	199,455
(1 Month US LIBOR + 2.750%)	47,790	47,431
The Stars Group Holdings, 4.590% (1 Month US LIBOR + 3.000%), 7/29/25	150,000	149,269
		864,849
Gas Distribution: 0.4%
Woodford Express LLC, 7.093% (1 Month US LIBOR + 5.000%), 1/26/25	124,687	120,386
	Principal	Value
Gas Utilities: 0.8%
Vistra Operations Co. LLC, 4.343% (1 Month US LIBOR + 2.250%), 12/14/23	246,250	244,866
Health Care Equipment & Supplies: 0.7%
Exactech, Inc., 5.843% (1 Month US LIBOR + 3.750%), 2/14/25	124,687	124,999
Mallinckrodt International Finance SA, 5.203% (6 Month US LIBOR + 2.750%), 9/24/24	107,888	105,596
		230,595
Health Care Providers & Services: 1.0%
Press Ganey Holdings, Inc., 4.843% (1 Month US LIBOR + 2.750%), 10/23/23	124,055	123,745
Prospect Medical Holdings, Inc., 7.500% (1 Month US LIBOR + 5.500%), 2/24/24	124,688	124,376
R1 RCM, Inc., 7.619% (3 Month US LIBOR + 5.250%), 5/2/25	75,000	74,625
		322,746
Health Services: 3.5%
Acadia Healthcare Co., Inc., 4.593% (1 Month US LIBOR + 2.500%), 2/16/23	237,931	238,271
Concentra, Inc., 4.740% (1 Month US LIBOR + 2.750%), 6/1/22	239,804	239,505
Envision Healthcare Corp., 5.100% (1 Month US LIBOR + 3.000%), 12/1/23	139,122	138,832
Gentiva Health Services, Inc., 5.840% (3 Month US LIBOR + 3.750%), 6/21/25	96,154	95,433
Gentiva Health Services, Inc., 5.840% (3 Month US LIBOR + 3.750%), 6/21/25	153,846	152,692
Select Medical Corp., 4.800%, 3/6/25
(1 Month US LIBOR + 2.750%)	246,739	246,122
(Prime US LIBOR + 1.750%)	136	136
		1,110,991
Hotels: 0.8%
Belmond Interfin Ltd., 4.843% (1 Month US LIBOR + 2.750%), 7/3/24	247,500	247,500
Household Durables: 0.4%
Floor & Decor Outlets of America, Inc., 4.600% (1 Month US LIBOR + 2.500%), 9/30/23	122,848	123,156
Industrial Conglomerates: 0.5%
Deliver Buyer, Inc., 6.000% (3 Month US LIBOR + 5.000%), 5/1/24	149,622	149,342
Insurance: 0.8%
Meredith Corp., 5.093% (1 Month US LIBOR + 3.000%), 1/31/25	249,375	249,063
Internet & Catalog Retail: 0.4%
Shutterfly, Inc., 4.850% (1 Month US LIBOR + 2.750%), 8/17/24	125,000	125,053

The Accompanying Notes are an Integral Part of these Financial Statements.

PENN CAPITAL FUNDS TRUST
PENN CAPITAL DEFENSIVE FLOATING RATE INCOME FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2018

	Principal	Value
Investments & Miscellaneous Financial Services: 4.0%
Edelman Financial Center LLC, 5.340% (3 Month US LIBOR + 3.250%), 6/26/25	200,000	199,626
FinCo I LLC, 4.093% (1 Month US LIBOR + 2.000%), 12/27/22	214,485	214,055
Janus International Group LLC, 5.093% (1 Month US LIBOR + 3.000%), 2/15/25	124,687	122,505
LPL Holdings, Inc., 4.489%, 9/21/24
(6 Month US LIBOR + 2.250%)	123,753	122,979
(1 Month US LIBOR + 2.250%)	123,752	122,979
Russell Investments US Institutional Holdco, Inc., 5.343%, 6/1/23
(1 Month US LIBOR + 3.250%)	180,306	180,982
(1 Month US LIBOR + 3.250%)	64,694	64,937
TransUnion, 4.020% (1 Month US LIBOR + 2.000%), 6/19/25	250,000	249,062
		1,277,125
IT Services: 1.5%
NAB Holdings LLC, 5.334% (3 Month US LIBOR + 3.000%), 6/30/24	248,128	246,424
Pi US Mergerco, Inc., 5.593% (1 Month US LIBOR + 3.500%), 1/1/25	249,375	245,634
		492,058
Media-Broadcast: 7.4%
Altice US Finance I Corp., 4.343% (1 Month US LIBOR + 2.250%), 7/28/25	245,030	243,040
Beasley Mezzanine Holdings LLC, 6.085% (1 Month US LIBOR + 4.000%), 11/1/23	244,444	245,972
CBS Radio, Inc., 4.838% (1 Month US LIBOR + 2.750%), 11/17/24	149,624	147,380
CSC Holdings LLC, 4.323% (1 Month US LIBOR + 2.250%), 7/17/25	248,120	246,259
Gray Television, Inc., 4.251%, 2/7/24
(1 Month US LIBOR + 2.250%)	231,834	230,849
(1 Month US LIBOR + 2.250%)	14,416	14,355
Lions Gate Capital Holdings LLC, 4.341% (1 Month US LIBOR + 2.250%), 3/24/25	124,688	124,064
Radiate Holdco LLC, 5.093% (1 Month US LIBOR + 3.000%), 2/1/24	246,875	243,132
Sinclair Television Group, Inc., 4.350% (1 Month US LIBOR + 2.250%), 1/3/24	246,250	244,915
Univision Communications, Inc., 4.843% (1 Month US LIBOR + 2.750%), 3/15/24	247,972	239,398
Urban One, Inc., 6.100% (1 Month US LIBOR + 4.000%), 4/18/23	122,817	120,514
WideOpenWest Finance LLC, 5.335% (1 Month US LIBOR + 3.250%), 8/19/23	248,125	236,339
		2,336,217
Metals & Mining: 1.9%
Big River Steel LLC, 7.334% (3 Month US LIBOR + 5.000%), 8/23/23	248,125	251,073
	Principal	Value
Phoenix Services Merger Sub LLC, 5.751% (1 Month US LIBOR + 3.750%), 3/1/25	124,688	124,843
Zekelman Industries, Inc., 4.582% (3 Month US LIBOR + 2.250%), 6/14/21	245,019	244,406
		620,322
Metals/Mining Excluding Steel: 0.9%
Aleris International, Inc., 6.856% (1 Month US LIBOR + 4.750%), 4/15/23	150,000	148,546
American Rock Salt Co. LLC, 5.843% (1 Month US LIBOR + 3.750%), 3/21/25	124,687	124,532
		273,078
Multi-Line Insurance: 0.8%
HUB International Ltd., 5.360% (3 Month US LIBOR + 3.000%), 4/25/25	250,000	248,345
Multi-Utilities: 0.4%
PowerTeam Services LLC, 5.584% (3 Month US LIBOR + 3.250%), 3/5/25	124,688	123,052
Non-Food & Drug Retailers: 0.8%
The Men’s Wearhouse, Inc., 5.482% (1 Month US LIBOR + 3.500%), 4/9/25	249,375	250,415
Oil Field Equipment & Services: 1.2%
Keane Group Holdings LLC, 5.750% (1 Month US LIBOR + 3.750%), 5/25/25	200,000	199,500
McDermott Technology Americas, Inc., 7.093% (1 Month US LIBOR + 5.000%), 5/10/25	174,563	175,217
		374,717
Oil, Gas & Consumable Fuel: 0.4%
Apergy Corp., 4.562% (1 Month US LIBOR + 2.500%), 5/9/25	125,000	125,000
Other Industrial & Manufacturing: 2.5%
Harland Clarke Holdings Corp., 7.084% (3 Month US LIBOR + 4.750%), 11/3/23	240,726	233,906
PS HoldCo LLC, 7.297% (1 Month US LIBOR + 5.250%), 3/13/25	125,000	125,625
RBS Global, Inc., 4.341% (1 Month US LIBOR + 2.250%), 8/21/24	250,000	249,533
XPO Logistics, Inc., 4.091% (1 Month US LIBOR + 2.000%), 2/24/25	181,427	179,774
		788,838
Packaging: 0.6%
Berry Global, Inc., 4.093%, 10/1/22
(1 Month US LIBOR + 2.000%)	113,080	112,838
(1 Month US LIBOR + 2.000%)	72,908	72,752
		185,590
Pharmaceuticals: 0.3%
Amneal Pharmaceuticals LLC, 5.625% (2 Month US LIBOR + 3.500%), 5/4/25	99,977	99,696

The Accompanying Notes are an Integral Part of these Financial Statements.

PENN CAPITAL FUNDS TRUST
PENN CAPITAL DEFENSIVE FLOATING RATE INCOME FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2018

	Principal	Value
Pharmaceuticals & Devices: 2.3%
Endo International PLC, 6.375% (1 Month US LIBOR + 4.250%), 4/27/24	247,500	246,881
Kinetic Concepts, Inc., 5.584% (3 Month US LIBOR + 3.250%), 2/3/24	123,128	123,166
LUX HOLDCO III, 5.099% (2 Month US LIBOR + 3.000%), 3/28/25	124,687	124,532
Valeant Pharmaceuticals International, Inc., 4.982% (1 Month US LIBOR + 3.000%), 5/30/25	250,005	248,990
		743,569
Real Estate Investment Trusts (REITs): 0.8%
Brookfield Retail Holdings VII Sub 3 LLC, 4.410% (3 Month US LIBOR + 2.500%), 5/7/25	250,000	245,313
Restaurants: 0.8%
Burger King, 4.343%, 2/17/24
(1 Month US LIBOR + 2.250%)	66,885	66,551
(1 Month US LIBOR + 2.250%)	54,587	54,314
P.F. Chang’s China Bistro, Inc., 6.330%, 9/1/22
(3 Month US LIBOR + 5.000%)	123,128	122,358
(3 Month US LIBOR + 5.000%)	624	620
		243,843
Road & Rail: 0.4%
Daseke Cos, Inc., 7.093% (1 Month US LIBOR + 5.000%), 2/27/24	124,375	124,609
Semiconductors & Semiconductor Equipment: 0.6%
Xperi Corp., 4.593% (1 Month US LIBOR + 2.500%), 12/1/23	205,833	205,125
Software: 0.8%
Omnitracs LLC, 5.085% (3 Month US LIBOR + 2.750%), 3/23/25	125,000	123,360
Quest Software US Holdings, Inc., 6.576%, 5/18/25
(3 Month US LIBOR + 4.250%)	64,827	64,530
(3 Month US LIBOR + 4.250%)	63,193	62,903
(3 Month US LIBOR + 4.250%)	21,980	21,880
		272,673
Software/Services: 5.2%
Almonde, Inc., 5.807%, 6/16/24
(3 Month US LIBOR + 3.500%)	181,972	178,586
(3 Month US LIBOR + 3.500%)	34,635	33,990
(3 Month US LIBOR + 3.500%)	31,518	30,931
Avaya, Inc., 6.323% (1 Month US LIBOR + 4.250%), 12/15/24	124,375	124,453
Blucora, Inc., 5.334% (3 Month US LIBOR + 3.000%), 5/22/24	176,667	176,446
First Data Corp., 4.091% (1 Month US LIBOR + 2.000%), 4/26/24	230,733	229,208
	Principal	Value
Match Group, Inc., 4.585% (1 Month US LIBOR + 2.500%), 11/16/22	109,375	109,785
McAfee LLC, 6.593% (1 Month US LIBOR + 4.500%), 9/29/24	248,125	249,145
MTS Systems Corp., 5.340% (1 Month US LIBOR + 3.250%), 7/5/23	214,963	214,963
New Media Holdings II LLC, 8.343% (1 Month US LIBOR + 6.250%), 7/14/22	74,623	74,950
SS&C European Holdings Sarl, 4.593% (1 Month US LIBOR + 2.500%), 4/16/25	64,602	64,566
SS&C Technologies, Inc., 4.593% (1 Month US LIBOR + 2.500%), 4/16/25	170,762	170,667
		1,657,690
Specialty Retail: 0.5%
Staples, Inc., 6.358% (3 Month US LIBOR + 4.000%), 9/12/24	150,000	147,891
Support-Services: 4.5%
Aramark Services, Inc., 4.084% (3 Month US LIBOR + 1.750%), 3/11/25	249,375	248,909
Monitronics International, Inc., 7.834% (3 Month US LIBOR + 5.500%), 9/30/22	74,620	71,076
Prime Security Services Borrower LLC, 4.843% (1 Month US LIBOR + 2.750%), 5/2/22	249,370	247,896
Pearl Intermediate Parent LLC, 4.800% (3 Month US LIBOR + 2.750%), 2/14/25 (b)	28,409	27,841
Pearl Intermediate Parent LLC, 4.835% (1 Month US LIBOR + 2.750%), 2/14/25	96,349	94,422
The ServiceMaster Co. LLC, 4.593% (1 Month US LIBOR + 2.500%), 11/8/23	246,250	245,531
TruGreen LP, 6.046% (1 Month US LIBOR + 4.000%), 4/13/23	245,644	248,100
UOS LLC, 7.593% (1 Month US LIBOR + 5.500%), 4/18/23	247,500	253,069
		1,436,844
Telecom-Integrated/Services: 6.2%
CenturyLink, Inc., 4.843% (1 Month US LIBOR + 2.750%), 1/31/25	224,124	219,362
Cincinnati Bell, Inc., 5.343% (1 Month US LIBOR + 3.250%), 10/2/24	250,000	249,647
Cyxtera DC Holdings, Inc., 4.380% (3 Month US LIBOR + 3.000%), 5/1/24	124,685	124,436
Frontier Communications Corp., 4.850% (1 Month US LIBOR + 2.750%), 3/31/21	147,917	145,559
Intelsat Jackson Holdings SA, 5.853% (1 Month US LIBOR + 3.750%), 11/27/23	125,000	124,589
Level 3 Parent LLC, 4.334% (1 Month US LIBOR + 2.250%), 2/22/24	250,000	249,062
Maxar Technologies Ltd., 4.854% (1 Month US LIBOR + 2.750%), 10/5/24	248,750	247,568
Sprint Communications, Inc., 4.625% (1 Month US LIBOR + 2.500%), 2/2/24	122,505	121,841

The Accompanying Notes are an Integral Part of these Financial Statements.

PENN CAPITAL FUNDS TRUST
PENN CAPITAL DEFENSIVE FLOATING RATE INCOME FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2018

	Principal	Value
Telenet Financing USD LLC, 4.323% (1 Month US LIBOR + 2.250%), 8/15/26	250,000	247,395
Telesat Canada, 4.840% (3 Month US LIBOR + 2.500%), 11/17/23	240,511	238,481
		1,967,940
Telecom-Wireless: 1.4%
Sable International Finance Ltd., 5.343% (1 Month US LIBOR + 3.250%), 1/31/26	250,000	249,827
Windstream Services LLC, 6.090%, 3/30/21
(1 Month US LIBOR + 4.000%)	221,707	210,147
		459,974
Trading Companies & Distributors: 0.8%
DXP Enterprises, Inc., 7.401% (1 Month US LIBOR + 4.750%), 8/29/23	248,125	248,435
Transportation Excluding Air/Rail: 0.8%
CB URS Holdings Corp., 7.343% (1 Month US LIBOR + 5.250%), 10/19/24	122,188	123,104
Deck Chassis Acquisition, Inc., 8.093% (1 Month US LIBOR + 6.000%), 6/15/23	125,000	125,937
		249,041
Water Utilities: 0.9%
EWT Holdings III Corp., 5.093% (1 Month US LIBOR + 3.000%), 12/20/24	157,458	157,262
Shape Technologies Group, Inc., 5.153%, 4/20/25
(1 Month US LIBOR + 3.000%)	100,000	99,500
(3 Month US LIBOR + 3.000%)	12,500	12,438
(6 Month US LIBOR + 3.000%)	12,500	12,437
		281,637
Total Bank Loans (cost $27,150,118)		27,165,232

Corporate Bonds: 11.9%
Chemicals: 0.2%
CF Industries, Inc., 7.125%, 5/1/20	47,000	49,644
Consumer/Commercial/Lease Financing: 0.5%
Navient Corp., 8.000%, 3/25/20	150,000	158,250
Electric-Generation: 0.9%
DPL, Inc., 7.250%, 10/15/21	150,000	161,977
NRG Energy, Inc., 6.250%, 7/15/22	115,000	118,341
		280,318
Electric-Integrated: 0.4%
Vistra Energy Corp., 5.875%, 6/1/23	125,000	128,594
Entertainment: 0.3%
NCL Corp. Ltd., 4.750%, 12/15/21 (c)	101,000	100,748
Food & Drug Retailers: 0.2%
Ingles Markets, Inc., 5.750%, 6/15/23	70,000	68,950
	Principal	Value
Gas Distribution: 0.4%
NGL Energy Partners LP, 5.125%, 7/15/19	130,000	130,163
Health Services: 0.6%
Universal Hospital Services, Inc., 7.625%, 8/15/20	195,000	194,513
Hospitals: 0.4%
HCA, Inc., 7.500%, 2/15/22	125,000	135,937
Investments & Miscellaneous Financial Services: 0.9%
Icahn Enterprises LP, 6.750%, 2/1/24	195,000	196,462
Icahn Enterprises, LP, 6.250%, 2/1/22	100,000	102,000
		298,462
Media-Cable: 1.6%
Altice France SA, 6.000%, 5/15/22 (c)	200,000	201,250
DISH DBS Corp., 7.875%, 9/1/19	75,000	77,812
DISH DBS Corp., 5.875%, 7/15/22	230,000	216,200
		495,262
Metals/Mining Excluding Steel: 0.2%
Peabody Energy Corp., 6.000%, 3/31/22 (c)	65,000	65,813
Non-Food & Drug Retailers: 0.4%
Hot Topic, Inc., 9.250%, 6/15/21 (c)	140,000	133,525
Oil Field Equipment & Services: 0.4%
Nabors Industries, Inc., 4.625%, 9/15/21	125,000	122,188
Pharmaceuticals & Devices: 0.9%
Mallinckrodt International Finance SA, 4.875%, 4/15/20 (c)	150,000	147,375
Valeant Pharmaceuticals International, Inc., 5.875%, 5/15/23 (c)	150,000	140,906
		288,281
Steel Producers & Products: 0.7%
United States Steel Corp., 7.375%, 4/1/20	102,000	108,120
Joseph T Ryerson & Son, Inc., 11.000%, 5/15/22 (c)	100,000	110,000
		218,120
Support-Services: 0.4%
The Hertz Corp., 5.875%, 10/15/20	125,000	122,187
Telecom-Integrated/Services: 2.1%
Frontier Communications Corp., 8.125%, 10/1/18	195,000	195,975
Gogo Intermediate Holdings LLC, 12.500%, 7/1/22 (c)	115,000	122,762
Hughes Satellite Systems Corp., 7.625%, 6/15/21	125,000	132,969
Qwest Corp., 6.750%, 12/1/21	125,000	133,002
Uniti Group LP, 6.000%, 4/15/23 (c)	80,000	77,150
		661,858
Telecom-Wireless: 0.4%
Sprint Communications, Inc., 6.000%, 11/15/22	125,000	123,906
Total Corporate Bonds (cost $3,797,052)		3,776,719

The Accompanying Notes are an Integral Part of these Financial Statements.

PENN CAPITAL FUNDS TRUST
PENN CAPITAL DEFENSIVE FLOATING RATE INCOME FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2018

	Shares
Short-Term Investment: 6.0%
Money Market Fund: 6.0%
Short-Term Investment Trust Treasury Portfolio Institutional Class, 1.750% (d)	1,895,482	1,895,482
Total Short-Term Investment (cost $1,895,482)		1,895,482

Total Investments - 103.5% (cost $32,842,652)		32,837,433
Liabilities in Excess of Other Assets (3.5)%		(1,108,677)
Net Assets: 100.0%		$31,728,756

Percentages are stated as a percent of net assets.

(a)	Bank Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.
(b)	All or a portion of the loan is unfunded.
(c)	Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.” As of June 30, 2018, the value of these investments was $1,099,529, or 3.5% of total net assets.
(d)	Rate reported is the 7-day effective yield as of June 30, 2018.
Country Exposure (as a percentage of total investments) (Unaudited)
United States	98.20%
France	0.61%
Luxembourg	0.45%
Canada	0.43%
Bermuda	0.31%
Asset Type (as a percentage of total investments) (Unaudited)

The Accompanying Notes are an Integral Part of these Financial Statements.

PENN CAPITAL FUNDS TRUST
PENN CAPITAL DEFENSIVE SHORT DURATION HIGH INCOME FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2018
	Principal	Value
Corporate Bonds: 80.3%
Aerospace: 1.3%
Bombardier, Inc., 8.750%, 12/1/21 (a)	60,000	$66,000
Bombardier, Inc., 7.750%, 3/15/20 (a)	95,000	100,225
		166,225
Airline Companies: 2.3%
Air Canada, 7.750%, 4/15/21 (a)	129,000	137,707
Allegiant Travel Co., 5.500%, 7/15/19	80,000	80,400
American Airlines Group, Inc., 5.500%, 10/1/19 (a)	65,000	65,650
		283,757
Auto Parts & Equipment: 1.0%
American Axle & Manufacturing, Inc., 7.750%, 11/15/19	45,000	47,250
The Goodyear Tire & Rubber Co., 8.750%, 8/15/20	75,000	81,562
		128,812
Automotive: 2.0%
Fiat Chrysler Automobiles NV, 4.500%, 4/15/20	200,000	199,938
Penske Automotive Group, Inc., 3.750%, 8/15/20	45,000	44,550
		244,488
Banking: 5.1%
Ally Financial, Inc., 4.125%, 2/13/22	60,000	58,932
Ally Financial, Inc., 8.000%, 12/31/18	75,000	76,406
Ally Financial, Inc., 8.000%, 3/15/20	155,000	165,656
Ally Financial, Inc., 3.750%, 11/18/19	60,000	59,925
CIT Group, Inc., 5.375%, 5/15/20	165,000	169,331
CIT Group, Inc., 4.125%, 3/9/21	110,000	109,313
		639,563
Building & Construction: 1.8%
KB Home, 8.000%, 3/15/20	75,000	79,875
Lennar Corp., 8.375%, 1/15/21	65,000	71,012
Toll Brothers Finance Corp., 6.750%, 11/1/19	35,000	36,444
William Lyon Homes, Inc., 7.000%, 8/15/22	40,000	40,750
		228,081
Chemical Companies: 1.7%
Blue Cube Spinco LLC, 9.750%, 10/15/23	55,000	62,150
CF Industries, Inc., 7.125%, 5/1/20	54,000	57,038
Huntsman International LLC, 4.875%, 11/15/20	90,000	91,350
		210,538
Computer Hardware: 2.3%
EMC Corp., 2.650%, 6/1/20	290,000	281,619
Consumer/Commercial/Lease Financing: 4.9%
Aircastle Ltd., 6.250%, 12/1/19	55,000	56,783
International Lease Finance Corp., 6.250%, 5/15/19	70,000	71,769
Navient Corp., 8.000%, 3/25/20	360,000	379,800
	Principal	Value
Navient Corp., 6.500%, 6/15/22	40,000	40,950
Springleaf Finance Corp., 8.250%, 12/15/20	50,000	54,000
		603,302
Diversified Capital Goods: 0.5%
Anixter, Inc., 5.625%, 5/1/19	60,000	61,050
Electric-Generation: 2.5%
DPL, Inc., 7.250%, 10/15/21	105,000	113,384
DPL, Inc., 6.750%, 10/1/19	27,000	27,844
NRG Energy, Inc., 6.250%, 7/15/22	95,000	97,760
Vistra Energy Corp., 7.375%, 11/1/22	65,000	67,925
		306,913
Energy-Exploration & Production: 2.2%
Comstock Resources, Inc., 10.000% Cash or 12.250% PIK, 3/15/20 (b)	60,000	62,700
Resolute Energy Corp., 8.500%, 5/1/20	65,000	64,959
SM Energy Co., 6.500%, 11/15/21	55,000	56,265
Unit Corp., 6.625%, 5/15/21	25,000	24,937
WPX Energy, Inc., 8.250%, 8/1/23	55,000	62,288
		271,149
Entertainment: 0.6%
NCL Corp. Ltd., 4.750%, 12/15/21 (a)	70,000	69,825
Food & Drug Retailers: 0.5%
Albertsons Cos, Inc., 6.085% (3 Month LIBOR USD + 3.750%), 1/15/24 (a)(c)	60,000	60,150
Food-Wholesale: 1.0%
JBS USA LUX SA, 7.250%, 6/1/21 (a)	40,000	40,400
JBS USA LUX SA, 7.250%, 6/1/21 (a)	40,000	40,400
TreeHouse Foods, Inc., 4.875%, 3/15/22	45,000	45,056
		125,856
Gaming: 4.4%
GLP Capital LP, 4.375%, 4/15/21	120,000	120,000
MGM Resorts International, 6.750%, 10/1/20	255,000	267,113
MGM Resorts International, 8.625%, 2/1/19	40,000	41,000
Scientific Games International, Inc., 10.000%, 12/1/22	115,000	122,475
		550,588
Gas Distribution: 5.9%
DCP Midstream Operating LP, 5.350%, 3/15/20 (a)	40,000	40,750
DCP Midstream Operating LP, 9.750%, 3/15/19 (a)	80,000	83,300
Energy Transfer Equity LP, 7.500%, 10/15/20	240,000	255,900
Midcontinent Express Pipeline LLC, 6.700%, 9/15/19 (a)	105,000	108,097
NGL Energy Partners LP, 5.125%, 7/15/19	95,000	95,119
Rockies Express Pipeline LLC, 5.625%, 4/15/20 (a)	145,000	148,444
		731,610

The Accompanying Notes are an Integral Part of these Financial Statements.

PENN CAPITAL FUNDS TRUST
PENN CAPITAL DEFENSIVE SHORT DURATION HIGH INCOME FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2018

	Principal	Value
Health Services: 2.4%
Fresenius Medical Care US Finance II, Inc., 5.625%, 7/31/19 (a)	65,000	66,584
Kindred Healthcare, Inc., 8.000%, 1/15/20	15,000	16,073
Select Medical Corp., 6.375%, 6/1/21	115,000	116,567
Universal Hospital Services, Inc., 7.625%, 8/15/20	95,000	94,762
		293,986
Hospitals: 7.0%
HCA Healthcare, Inc., 6.250%, 2/15/21	205,000	212,687
HCA, Inc., 7.500%, 2/15/22	100,000	108,750
HCA, Inc., 3.750%, 3/15/19	55,000	55,206
HCA, Inc., 6.500%, 2/15/20	80,000	83,300
Tenet Healthcare Corp., 4.750%, 6/1/20	45,000	45,113
Tenet Healthcare Corp., 6.000%, 10/1/20	353,000	362,708
		867,764
Hotels: 1.1%
RHP Hotel Properties LP, 5.000%, 4/15/21	50,000	50,125
Wyndham Destinations, Inc., 5.625%, 3/1/21	90,000	92,025
		142,150
Investments & Miscellaneous Financial Services: 2.1%
Icahn Enterprises LP, 6.000%, 8/1/20	185,000	187,313
Icahn Enterprises LP, 6.250%, 2/1/22	73,000	74,460
		261,773
Media-Broadcast: 0.4%
Sinclair Television Group, Inc., 5.375%, 4/1/21	45,000	45,338
Media-Cable: 3.4%
Cablevision Systems Corp., 8.000%, 4/15/20	110,000	115,467
CSC Holdings LLC, 6.750%, 11/15/21	60,000	62,850
DISH DBS Corp., 5.125%, 5/1/20	35,000	34,650
DISH DBS Corp., 6.750%, 6/1/21	100,000	100,125
DISH DBS Corp., 7.875%, 9/1/19	110,000	114,125
		427,217
Media-Diversified: 0.2%
Netflix, Inc., 5.375%, 2/1/21	25,000	25,695
Metals/Mining Excluding Steel: 2.3%
Arconic, Inc., 6.150%, 8/15/20	115,000	119,600
Freeport-McMoRan, Inc., 3.100%, 3/15/20	105,000	102,900
Peabody Energy Corp., 6.000%, 3/31/22 (a)	65,000	65,812
		288,312
Non-Food & Drug Retailers: 2.0%
Hot Topic, Inc., 9.250%, 6/15/21 (a)	45,000	42,919
L Brands, Inc., 7.000%, 5/1/20	160,000	168,000
The Men’s Wearhouse, Inc., 7.000%, 7/1/22	40,000	41,300
		252,219
Office Equipment: 0.5%
Avnet, Inc., 3.750%, 12/1/21	60,000	59,782
	Principal	Value
Oil Field Equipment & Services: 1.8%
Nabors Industries, Inc., 4.625%, 9/15/21	20,000	19,550
Nabors Industries, Inc., 9.250%, 1/15/19	47,000	48,645
Rowan Cos, Inc., 7.875%, 8/1/19	50,000	51,500
SESI LLC, 7.125%, 12/15/21	45,000	45,788
Transocean, Inc., 8.375%, 12/15/21	60,000	64,200
		229,683
Oil Refining & Marketing: 0.3%
PBF Holding Co. LLC, 7.000%, 11/15/23	40,000	41,400
Packaging: 1.5%
Greif, Inc., 7.750%, 8/1/19	50,000	51,750
Reynolds Group Issuer, Inc., 5.750%, 10/15/20	130,829	131,320
		183,070
Pharmaceuticals & Devices: 2.2%
Kinetic Concepts, Inc., 7.875%, 2/15/21 (a)	70,000	71,050
Mallinckrodt International Finance SA, 4.875%, 4/15/20 (a)	60,000	58,950
Teva Pharmaceutical Finance IV LLC, 2.250%, 3/18/20	60,000	57,834
Valeant Pharmaceuticals International, Inc., 7.500%, 7/15/21 (a)	80,000	81,250
		269,084
Printing & Publishing: 0.5%
Harland Clarke Holdings Corp., 6.875%, 3/1/20 (a)	65,000	64,350
Real Estate Investment Trusts (REITs): 1.1%
iStar, Inc., 4.625%, 9/15/20	140,000	137,900
Software/Services: 0.6%
Symantec Corp., 4.200%, 9/15/20	75,000	75,215
Steel Producers/Products: 3.0%
AK Steel Corp., 7.625%, 10/1/21	65,000	66,280
ArcelorMittal, 5.125%, 6/1/20	75,000	76,875
Joseph T. Ryerson & Son, Inc., 11.000%, 5/15/22 (a)	50,000	55,000
United States Steel Corp., 7.375%, 4/1/20	160,000	169,600
		367,755
Support-Services: 1.5%
CoreCivic, Inc., 4.125%, 4/1/20	75,000	74,812
The ADT Corp., 6.250%, 10/15/21	55,000	56,925
The Hertz Corp., 5.875%, 10/15/20	60,000	58,650
		190,387
Telecom-Integrated/Services: 3.5%
CenturyLink, Inc., 5.625%, 4/1/20	70,000	70,787
Frontier Communications Corp., 8.125%, 10/1/18	120,000	120,600
Frontier Communications Corp., 7.125%, 3/15/19	20,000	20,150
Gogo Intermediate Holdings LLC, 12.500%, 7/1/22 (a)	35,000	37,363

The Accompanying Notes are an Integral Part of these Financial Statements.

PENN CAPITAL FUNDS TRUST
PENN CAPITAL DEFENSIVE SHORT DURATION HIGH INCOME FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2018

	Principal	Value
Hughes Satellite Systems Corp., 6.500%, 6/15/19	65,000	66,524
Hughes Satellite Systems Corp., 7.625%, 6/15/21	35,000	37,231
Qwest Corp., 6.750%, 12/1/21	72,000	76,609
		429,264
Telecom-Wireless: 2.6%
Sprint Capital Corp., 6.900%, 5/1/19	80,000	81,616
Sprint Communications, Inc., 7.000%, 8/15/20	180,000	186,300
Sprint Corp., 7.250%, 9/15/21	55,000	57,200
		325,116
Transportation Excluding Air/Rail: 0.3%
XPO Logistics, Inc., 6.500%, 6/15/22 (a)	40,000	41,000
Total Corporate Bonds (cost $10,109,084)		9,981,986
	Shares
Mutual Fund: 14.9%
Penn Capital Defensive Floating Rate Income Fund - Institutional Class (d)	183,599	1,852,519
Total Mutual Fund (cost $1,865,035)		1,852,519

Short-Term Investment: 3.1%
Money Market Fund: 3.1%
Short-Term Investment Trust Treasury Portfolio Institutional Class, 1.750% (e)	386,382	386,382
Total Short-Term Investment (cost $386,382)		386,382

Total Investments - 98.3% (cost $12,360,501)		12,220,887
Other Assets and Liabilities 1.7%		214,955
Net Assets: 100.0%		$12,435,842

Percentages are stated as a percent of net assets.

(a)	Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.” As of June 30, 2018, the value of these investments was $1,545,226, or 12.4% of total net assets.
(b)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. As of June 30, 2018, the total payment-in-kind was $0, or 0.0% of total net assets.
(c)	Variable rate security. The rate listed is as of June 30, 2018.
(d)	Affiliated company. See Note 7.
(e)	Rate reported is the 7-day effective yield as of June 30, 2018.
Country Exposure (as a percentage of total investments) (Unaudited)
United States	92.54%
Canada	3.15%
Netherlands	1.64%
Luxembourg	1.11%
Bermuda	1.04%
Cayman Islands	0.52%
Asset Type (as a percentage of total investments) (Unaudited)

The Accompanying Notes are an Integral Part of these Financial Statements.

PENN CAPITAL FUNDS TRUST
STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 2018

Assets	Penn Capital Managed Alpha SMID Cap Equity Fund	Penn Capital Special Situations Small Cap Equity Fund	Penn Capital Multi-Credit High Income Fund	Penn Capital Defensive Floating Rate Income Fund	Penn Capital Defensive Short Duration High Income Fund
Investments, at fair value(1)
Unaffiliated issuers	$14,952,447	$21,173,601	$11,706,338	$32,837,433	$10,368,368
Affiliated mutual fund (see Note 7)	—	—	2,503,862	—	1,852,519
	14,952,447	21,173,601	14,210,200	32,837,433	12,220,887
Receivables:
Advisor reimbursement due	17,823	12,011	24,767	23,777	26,643
Dividends and interest	10,295	6,668	180,176	210,485	159,503
Investments sold	316,026	628,672	21,403	475,916	15,265
Fund shares sold	4,050	8,024	—	—	75,500
Cash	521	1,092	—	—	—
Other assets	3,503	8,496	2,543	6,728	7,807
Total assets	15,304,665	21,838,564	14,439,089	33,554,339	12,505,605

Liabilities
Payables:
Investments purchased	330,000	434,862	546,367	1,735,670	—
Fund shares redeemed	—	43,637	—	2,300	—
Accrued expenses:
Professional fees	28,413	28,718	38,413	38,718	40,557
Administration fees	16,701	16,741	24,921	29,906	17,952
Custody fees	1,843	4,070	2,135	2,808	1,766
Transfer agent fees and expenses	4,919	5,938	4,623	6,236	4,200
Trustee fees and expenses	1,720	2,473	1,417	3,302	1,313
Other accrued expenses	10,886	13,217	7,353	6,643	3,975
Total liabilities	394,482	549,656	625,229	1,825,583	69,763
Net assets	$14,910,183	$21,288,908	$13,813,860	$31,728,756	$12,435,842

Composition of Net Assets
Paid-in capital	$11,258,866	$17,394,232	$13,741,861	$31,668,434	$12,549,307
Accumulated net investment income	—	—	43,679	115,673	33,307
Accumulated net realized gain (loss) on investments	1,293,288	1,086,502	(5,031)	(50,132)	(7,158)
Net unrealized appreciation (depreciation) on investments	2,358,029	2,808,174	33,351	(5,219)	(139,614)
Net assets	$14,910,183	$21,288,908	$13,813,860	$31,728,756	$12,435,842

Institutional Class
Net assets applicable to outstanding shares	$14,910,183	$21,288,908	$13,813,860	$31,728,756	$12,435,842
Shares of beneficial interest outstanding, no par value, unlimited authorization	1,100,696	1,690,323	1,373,371	3,146,049	1,262,518
Net asset value per share outstanding	$13.55	$12.59	$10.06	$10.09	$9.85

Investor Class (2)
Net assets applicable to outstanding shares	$—	$—	$—	$—	$—
Shares of beneficial interest outstanding, no par value, unlimited authorization	—	—	—	—	—
Net asset value per share outstanding	$—	$—	$—	$—	$—
_________ (1) Investment in securities at cost
Unaffiliated issuers	$12,594,418	$18,365,430	$11,656,575	$32,842,652	$10,495,466
Affiliated mutual fund (see Note 7)	—	—	2,520,274	—	1,865,035
(2) No information is provided for Investor Share Class shares because shares of that Class had not yet been issued as of June 30, 2018.

The accompanying Notes are an integral part of the financial statements.

PENN CAPITAL FUNDS TRUST
STATEMENTS OF OPERATIONS
 JUNE 30, 2018

	Penn Capital Managed Alpha SMID Cap Equity Fund	Penn Capital Special Situations Small Cap Equity Fund	Penn Capital Multi-Credit High Income Fund	Penn Capital Defensive Floating Rate Income Fund	Penn Capital Defensive Short Duration High Income Fund
Investment Income (Loss)	July 1, 2017 - June 30, 2018	July 1, 2017 - June 30, 2018	July 1, 2017 - June 30, 2018	July 1, 2017 - June 30, 2018	July 17, 2017* - June 30, 2018
Income
Dividends**
Unaffiliated dividends	$89,402	$91,120	$656	$—	$—-
Dividend distributions from affiliated mutual fund (see Note 7)	—	—	44,283	—	35,038
Interest	5,729	3,202	671,951	1,405,582	246,950
Total income	95,131	94,322	716,890	1,405,582	281,988

Expenses
Investment advisory fees	119,195	198,297	74,798	158,946	35,111
Administration and accounting	63,175	64,094	96,283	138,748	68,567
Professional fees	45,705	46,068	56,054	60,929	48,599
Registration	27,316	28,615	27,400	27,420	13,878
Transfer agent expense	19,159	22,131	17,897	23,094	16,138
Compliance fees	14,060	14,176	14,019	14,359	12,834
Miscellaneous	8,874	8,874	113	114	114
Custodian	6,941	10,610	7,927	14,492	6,570
Trustees	5,529	7,871	4,590	11,505	4,735
Insurance	4,706	8,471	3,695	10,170	554
Shareholder servicing fees	741	10,266	897	4,007	83
Shareholder communication	108	16,995	450	1,592	3,342
Total expenses	315,509	436,468	304,123	465,376	210,525
Expense waiver and reimbursement from Advisor	(175,125)	(208,947)	(226,073)	(281,780)	(168,391)
Net expenses	140,384	227,521	78,050	183,596	42,134
Net investment income (loss)	(45,253)	(133,199)	638,840	1,221,986	239,854

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments
Unaffiliated issuers	1,333,038	2,322,912	1,085	(49,428)	(7,382)
Capital gain distribution from affiliated mutual fund (see Note 7)	—	—	5,991	—	4,997
Net change in unrealized appreciation (depreciation)	815,952	1,826,691	(261,461)	(177,558)	(139,614)
Net realized and unrealized gain (loss) on investments	2,148,990	4,149,603	(254,385)	(226,986)	(141,999)
Net increase in net assets resulting from operations	$2,103,737	$4,016,404	$384,455	$995,000	$97,855
**Net of foreign taxes withheld of:	$56	$28	$—	$—	$—
_________ * Commencement of operations.

The accompanying Notes are an integral part of the financial statements.

PENN CAPITAL FUNDS TRUST
STATEMENTS OF CHANGES IN NET ASSETS
 JUNE 30, 2018

	Penn Capital Managed Alpha SMID Cap Equity Fund		Penn Capital Special Situations Small Cap Equity Fund		Penn Capital Multi-Credit High Income Fund		Penn Capital Defensive Floating Rate Income Fund		Penn Capital Defensive Short Duration High Income Fund
Increase (Decrease) in Net Assets	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2018	Year Ended June 30, 2017	July 17, 2017* - June 30, 2018
Operations
Net investment income (loss)	$(45,253)	$(29,053)	$(133,199)	$(78,582)	$638,840	$603,650	$1,221,986	$844,177	$239,854
Net realized gain (loss) on investments:
Unaffiliated issuers	1,333,038	324,087	2,322,912	1,733,389	1,085	366,485	(49,428)	228,049	(7,382)
Capital gain distribution from affiliated mutual fund	—	—	—	—	5,991	—	—	—	4,997
Net change in unrealized appreciation (depreciation)	815,952	1,669,969	1,826,691	408,497	(261,461)	99,903	(177,558)	73,586	(139,614)
Net increase in net assets resulting from operations	2,103,737	1,965,003	4,016,404	2,063,304	384,455	1,070,038	995,000	1,145,812	97,855

Dividends and distributions to shareholders
From net investment income
Institutional Class	—	—	—	—	(632,448)	(596,135)	(1,186,100)	(826,690)	(211,320)
From realized gain
Institutional Class	(217,398)	—	(2,239,983)	(850,482)	(222,565)	—	(167,014)	(95,164)	—
Total dividends and distributions to shareholders	(217,398)	—	(2,239,983)	(850,482)	(855,013)	(596,135)	(1,353,114)	(921,854)	(211,320)

Capital share transactions
Net proceeds from sale of shares	2,179,641	240,732	6,262,562	12,938,608	4,996,417	457,456	7,039,836	6,674,297	12,597,665
Dividends and distributions reinvested	217,014	—	2,233,477	845,459	824,258	558,116	1,346,434	916,744	211,090
Cost of shares redeemed**	(400,183)	(640,048)	(10,850,646)	(1,684,172)	(307,821)	(560,783)	(1,330,752)	(1,408,771)	(259,448)
Net increase (decrease) in net assets resulting from capital share transactions	1,996,472	(399,316)	(2,354,607)	12,099,895	5,512,854	454,789	7,055,518	6,182,270	12,549,307
Net increase (decrease) in net assets	3,882,811	1,565,687	(578,186)	13,312,717	5,042,296	928,692	6,697,404	6,406,228	12,435,842

Net Assets
Beginning of period	11,027,372	9,461,685	21,867,094	8,554,377	8,771,564	7,842,872	25,031,352	18,625,124	—
End of period	$14,910,183	$11,027,372	$21,288,908	$21,867,094	$13,813,860	$8,771,564	$31,728,756	$25,031,352	$12,435,842

** Net of redemption fees of:	$—	$—	$741	$1,853	$32	$—	$—	$—	$—
Accumulated net investment income (loss) at the end of period	$—	$(51,724)	$—	$(78,582)	$43,679	$49,801	$115,673	$79,799	$33,307
* Commencement of operations.

The accompanying Notes are an integral part of the financial statements.

PENN CAPITAL FUNDS TRUST
FINANCIAL HIGHLIGHTS
JUNE 30, 2018

	Per Common Share Data(a)											Supplemental data and ratios
		Income from investment operations				Distributions to shareholders

Penn Capital Managed Alpha SMID Cap Equity Fund
Institutional Class
7/1/17 to 6/30/18	$11.73	(0.04)	2.07	2.03		—	(0.21)	(0.21)	$13.55	17.41%		$14,910	1.06%		2.38%	(0.34)%		(1.66)%	64%
7/1/16 to 6/30/17	$9.65	(0.02)	2.10	2.08		—	—	—	$11.73	21.55%		$11,027	1.06%		2.63%	(0.29)%		(1.86)%	91%
12/1/15(e) to 6/30/16	$10.00	(0.03)	(0.32)	(0.35)		—	—	—	$9.65	(3.50	)%(d)	$9,462	1.06%		3.74%	(0.53)%		(3.21)%	70	%(d)

Penn Capital Special Situations Small Cap Equity Fund
Institutional Class
7/1/17 to 6/30/18	$11.71	(0.08)	2.36	2.28	(f)	—	(1.40)	(1.40)	$12.59	20.31%		$21,289	1.09%		2.09%	(0.64)%		(1.64)%	105%
7/1/16 to 6/30/17	$10.32	(0.04)	2.24	2.20	(f)	—	(0.81)	(0.81)	$11.71	21.52%		$21,867	1.09%		2.19%	(0.54)%		(1.64)%	101%
12/18/15(e) to 6/30/16	$10.00	(0.02)	0.34	0.32		—	—	—	$10.32	3.20	%(d)	$8,554	1.09%		5.63%	(0.48)%		(5.02)%	102	%(d)

Penn Capital Multi-Credit High Income Fund
Institutional Class
7/1/17 to 6/30/18	$10.52	0.61	(0.22)	0.39	(f)	(0.63)	(0.22)	(0.85)	$10.06	3.81%		$13,814	0.72%		2.80%	5.89%		3.81%	66%
7/1/16 to 6/30/17	$9.95	0.73	0.56	1.29		(0.72)	—	(0.72)	$10.52	13.36%		$8,772	0.72%		3.25%	7.01%		4.48%	79%
12/1/15(e) to 6/30/16	$10.00	0.35	(0.10)	0.25		(0.30)	—	(0.30)	$9.95	2.66	%(d)	$7,843	0.72%		5.14%	6.34%		1.92%	62	%(d)

Penn Capital Defensive Floating Rate Income Fund
Institutional Class
7/1/17 to 6/30/18	$10.21	0.43	(0.06)	0.37		(0.43)	(0.06)	(0.49)	$10.09	3.71%		$31,729	0.65	%(g)	1.64%	4.31	%(g)	3.32%	65%
7/1/16 to 6/30/17	$10.09	0.40	0.17	0.57		(0.40)	(0.05)	(0.45)	$10.21	5.66%		$25,031	0.74%		1.95%	3.90%		2.69%	108%
12/1/15(e) to 6/30/16	$10.00	0.14	0.06	0.20		(0.11)	—	(0.11)	$10.09	1.99	%(d)	$18,625	0.74%		2.77%	2.56%		0.53%	43	%(d)

Penn Capital Defensive Short Duration High Income Fund
Institutional Class
7/17/17(e) to 6/30/18	$10.00	0.27	(0.17)	0.10		(0.25)	—	(0.25)	$9.85	1.03	%(d)	$12,436	0.54%		2.70%	3.08%		0.92%	39	%(d)
*	No information is provided for Investor Class shares because shares of that class had not yet been issued as of June 30, 2018.
(a)	Information presented related to a share outstanding for the entire period.
(b)	Annualized for periods less than one full year.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d)	Not annualized.
(e)	Commencement of operations.
(f)	Total from investment operations per share includes redemption fees of less than $0.01 per share.
(g)	Expense waiver of 0.64% was implemented on August 1, 2017.

The accompanying Notes are an integral part of the financial statements.

PENN CAPITAL FUNDS TRUST
NOTES TO THE FINANCIAL STATEMENTS
 JUNE 30, 2018

1. Organization (Unaudited)

PENN Capital Funds Trust (the “Trust”) was organized as a Delaware statutory trust on August 29, 2014, and is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company. The Trust consists of five series that are available for investment: the Penn Capital Managed Alpha SMID Cap Equity Fund, the Penn Capital Special Situations Small Cap Equity Fund, the Penn Capital Multi-Credit High Income Fund, the Penn Capital Defensive Floating Rate Income Fund and the Penn Capital Defensive Short Duration High Income Fund (collectively referred to as the “Funds” and each individually referred to as a “Fund”). Two other series: the Penn Capital Micro Cap Equity Fund and the Penn Capital Enterprise Value Small Cap Equity Fund are not currently offered. The Funds follow the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services- Investment Companies.”

The Penn Capital Managed Alpha SMID Cap Equity Fund and the Penn Capital Special Situations Small Cap Equity Fund’s investment objective is to seek to provide capital appreciation. The Penn Capital Managed Alpha SMID Cap Equity Fund commenced operations on December 1, 2015. The Penn Capital Special Situations Small Cap Equity Fund commenced operations on December 18, 2015.

The Penn Capital Multi-Credit High Income Fund’s investment objective is to seek to provide total return through interest income and capital appreciation. The Penn Capital Mulit-Credit High Income Fund commenced operations on December 1, 2015.

The Penn Capital Defensive Floating Rate Income Fund’s investment objective is to seek to provide current income. The Penn Capital Defensive Floating Rate Income Fund commenced operations on December 1, 2015.

The Penn Capital Defensive Short Duration High Income Fund’s investment objective is to seek to provide a high level of current income. The Penn Capital Defensive Short Duration High Income Fund commenced operations on July 17, 2017.

Each Fund’s investment objective is non-fundamental, and may be changed by the Trust’s Board of Trustees (the “Board” or “Trustees”) without shareholder approval. Unless otherwise noted, all of the other investment policies and strategies described in the Prospectus or hereafter are nonfundamental. The Advisor serves as the investment advisor to the Funds.

The Trust offers two classes of shares for the Penn Capital Managed Alpha SMID Cap Equity Fund, the Penn Capital Special Situations Small Cap Equity Fund, the Penn Capital Multi-Credit High Income Fund and the Penn Capital Defensive Floating Rate Income Fund: Institutional and Investor Class. The Trust offers Institutional Class shares for the Penn Capital Defensive Short Duration High Income Fund. The Trust has also registered two other series, each with one class: the Penn Capital Micro Cap Equity Fund and the Penn Capital Enterprise Value Small Cap Equity Fund: Institutional Class. No information is provided in this report for Investor Class shares because shares of that class had not yet been issued as of June 30, 2018. Neither class has a front-end or back-end sales charge. The Penn Capital Micro Cap Equity Fund and Penn Capital Enterprise Value Small Cap Fund have not commenced operations as of June 30, 2018.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

A. Investment Valuation

The Funds use the following valuation methods to determine fair value as either fair value for investments for which market quotations are available, or if not available, the fair value, as determined in good faith pursuant to such policies and procedures as may be approved by the Trust’s Board from time to time. The valuation of the portfolio investments of the Funds currently includes the following processes:

Portfolio securities listed on a national or foreign securities exchange, except those listed on the NASDAQ® Stock Market and Small CapSM exchanges (“NASDAQ®”), for which market quotations are available, are valued at the official closing price of such exchange on each business day (defined as days on which the Funds are open for business (“Business Day”)). Portfolio securities traded on the NASDAQ® will be valued at the NASDAQ® Official Closing Price on each Business Day. If there is no such reported sale on an exchange or NASDAQ®, the portfolio security will be valued at the most recent quoted bid price. Price information on listed securities is taken from the exchange where the security is primarily traded.

PENN CAPITAL FUNDS TRUST
NOTES TO THE FINANCIAL STATEMENTS
JUNE 30, 2018

Other assets and securities for which no quotations are readily available (such as for certain restricted or unlisted securities and private placements) or that may not be reliably priced (such as in the case of trade suspensions or halts, price movement limits set by certain foreign markets, and thinly traded or illiquid securities) will be valued in good faith at fair value using procedures and methods approved by the Board. Under the procedures adopted by the Board, the Board has delegated day-to-day responsibility for fair value determinations to a Valuation Committee comprised of representatives from the Advisor.

A Fund’s portfolio holdings may also consist of shares of other investment companies in which the Fund invests. The value of each such investment company will be its net asset value (“NAV”) at the time the Fund’s shares are priced. Each investment company calculates its NAV based on the current market value for its portfolio holdings. Each investment company values securities and other instruments in a manner as described in that investment company’s prospectus. The investment company’s prospectus explains the circumstances under which the company will use fair value pricing and the effects of using fair value pricing.

Because a Fund may invest in foreign securities, the Fund’s NAV may change on days when a shareholder will not be able to purchase or redeem Fund shares because foreign markets are open at times and on days when U.S. markets are not. Investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined. Foreign currency exchange rates are generally determined as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time). If an event that could materially affect the value of the Fund’s foreign securities has occurred between the time the securities were last traded and the time that the Fund calculates its NAV, the closing price of the Fund’s securities may no longer reflect their market value at the time the Fund calculates its NAV. In such a case, the Fund may use fair value methods to value such securities.

Fixed income securities shall be valued at the evaluated bid price supplied by the Fund’s pricing agent based on broker-dealer supplied valuations and other criteria, or directly by independent brokers when the pricing agent does not provide a price or the Valuation Committee does not believe that the pricing agent price reflects the current market value. If a price of a position is sought using independent brokers, the Advisor shall seek to obtain an evaluation bid price from at least two independent brokers who are knowledgeable about the position. The price of the position would be deemed to be an average of such bid prices. In the absence of sufficient broker dealer quotes, securities shall be valued at fair value pursuant to procedures adopted by the Board.

Bank loans are not listed on any securities exchange or board of trade. They are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market. This market generally has fewer trades and less liquidity than the secondary market for other types of securities. Some bank loans have few or no trades, or trade infrequently, and information regarding a specific bank loan may not be widely available or may be incomplete. Except as otherwise specified, bank loan securities shall be valued at the evaluated bid prices supplied by the Fund’s pricing agent based on broker-dealer supplied valuations and other criteria, or directly by independent brokers when the pricing agent does not provide a price or the Valuation Committee does not believe that the pricing agent price reflects the current market value. If a price of a position is sought using independent brokers, the Advisor shall seek to obtain a bid price from at least two independent brokers who are knowledgeable about the position. The price of the position would be deemed to be an average of such bid prices. In the absence of sufficient broker dealer quotes, securities shall be valued at fair value pursuant to procedures adopted by the Board.

Occasionally, reliable market quotations are not readily available (such as for certain restricted or unlisted securities and private placements) or securities and other assets may not be reliably priced (such as in the case of trade suspensions or halts, price movement limits set by certain foreign markets, and thinly traded or illiquid securities), or there may be events affecting the value of foreign securities or other securities held by the Funds that occur when regular trading on foreign or other exchanges is closed, but before trading on the NYSE is closed. Fair value determinations are then made in good faith in accordance with procedures adopted by the Board. Under the procedures adopted by the Board, the Board has delegated the responsibility for making fair value determinations to a Valuation Committee, subject to the Board’s oversight. Generally, the fair value of a portfolio security or other asset shall be the amount that the owner of the security or asset might reasonably expect to receive upon its current sale. A three-tier hierarchy is utilized to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based

PENN CAPITAL FUNDS TRUST
NOTES TO THE FINANCIAL STATEMENTS
JUNE 30, 2018

on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available under the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 — unadjusted quoted prices in active markets for identical securities that the Funds have the ability to access

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following table summarizes the inputs used as of June 30, 2018 in valuing each Fund’s investments:

Description	Level 1	Level 2	Level 3	Total
Penn Capital Managed Alpha SMID Cap Equity
Investments in Securities(a)
Common Stocks	$13,650,624	$—	$—	$13,650,624
Real Estate Investment Trusts (REITs)	939,394	—	—	939,394
Short-Term Investment	362,429	—	—	362,429
Total Investments in Securities	$14,952,447	$—	$—	$14,952,447
Penn Capital Special Situations Small Cap Equity Fund
Investments in Securities(a)	Level 1	Level 2	Level 3	Total
Common Stocks	20,838,652		—	20,838,652
Contingent Value Right	—	93	—	93
Real Estate Investment Trust (REIT)	244,750	—	—	244,750
Short-Term Investment	90,106	—	—	90,106
Total Investments in Securities	$21,173,508	$93	$—	$21,173,601
Penn Capital Multi-Credit High Income Fund
Investments in Securities(a)	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$9,789,798	$—	$9,789,798
Convertible Bond	—	39,264	—	39,264
Bank Loans	—	1,090,393	—	1,090,393
Common Stock	—	—	46	46
Mutual Fund	2,503,862	—	—	2,503,862
Preferred Stock	—	—	41	41
Short-Term Investment	786,796	—	—	786,796
Total Investments in Securities	$3,290,658	$10,919,455	$87	$14,210,200
Penn Capital Defensive Floating Rate Income Fund
Investments in Securities(a)	Level 1	Level 2	Level 3	Total
Bank Loans	$—	$27,165,232	$—	$27,165,232
Corporate Bonds	—	3,776,719	—	3,776,719
Short-Term Investment	1,895,482	—	—	1,895,482
Total Investments in Securities	$1,895,482	$30,941,951	$—	$32,837,433

PENN CAPITAL FUNDS TRUST
NOTES TO THE FINANCIAL STATEMENTS
JUNE 30, 2018

Penn Capital Defensive Short Duration High Income Fund
Investments in Securities(a)	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$9,981,986	$—	$9,981,986
Mutual Fund	1,852,519	—	—	1,852,519
Short-Term Investment	386,382	—	—	386,382
Total Investments in Securities	$2,238,901	$9,981,986	$—	$12,220,887
(a)	All other industry classifications are identified in the Schedule of Investments for each Fund.

The following table summarizes quantitative information about significant unobservable valuation inputs for Level 3 fair value measurement as of June 30, 2018:

Type of Assets	Fair Value as of June 30, 2018	Valuation Techniques	Unobservable Input
Penn Capital Multi-Credit High Income Fund
Common Stock
ACC Claims Holdings LLC	$46	Broker Quote	Unpublished independent broker quote

Preferred Stock
Spanish Broadcasting Systems, Inc.	$41	Broker Quote	Unpublished independent broker quote

The following table reconciles Level 3 investments based on the inputs used to determine fair value:

	Balance as of July 1, 2017	Purchases	Sales	Accretion of Discount	Net Realized Gain/Loss	Balance as of June 30, 2018	Change in Unrealized Appreciation from Investments Held as of June 30, 2018
Penn Capital Multi-Credit High Income Fund
Common Stock
ACC Claims Holdings LLC	$44	$—	$—	$—	$—	$46	$2

Preferred Stock
Spanish Broadcasting Systems, Inc.	$32	—	—	—	—	$41	$9

The Funds disclose transfers between Levels based on valuations at the end of the reporting period. There were no transfers between Levels 1, 2, or 3 for the period ended June 30, 2018.

B. Investment Transactions and Related Investment Income

Investment transactions are accounted for on a trade-date basis. Interest income is recorded on the accrual basis, including the amortization of premiums and accretion of discounts on bonds held using the yield-to-maturity method. Dividend income is recognized on ex-dividend date.

Realized gains and losses on investment transactions and unrealized appreciation and depreciation of investments are reported for financial statement and Federal income tax purposes on the identified cost method.

C. Expenses

The Trust’s expenses are allocated to the individual Fund in proportion to the net assets of the respective Fund when the expenses were incurred, except where direct allocations of expenses can be made.

PENN CAPITAL FUNDS TRUST
NOTES TO THE FINANCIAL STATEMENTS
JUNE 30, 2018

D. Use of Estimates

The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

E. Dividends and Distributions

Dividends and distributions to Shareholders are recorded on the ex-date. The Penn Capital Multi-Credit High Income Fund, the Penn Capital Defensive Floating Rate Income Fund and the Penn Capital Defensive Short Duration High Income Fund declare and distribute their net investment income, if any, monthly and make distributions of their net realized capital gains, if any, at least annually, usually in December. The Penn Capital Managed Alpha SMID Cap Equity Fund and the Penn Capital Special Situations Small Cap Equity Fund declare and distribute their net investment income, if any, annually and make distributions of net realized capital gains, if any, at least annually, usually in December.

The character of distributions made during the period from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal period in which the amounts are distributed may differ from the period that income or realized gains (losses) were recorded by each Fund.

F. Federal Income Taxes

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. If so qualified, the Funds will not be subject to federal income tax to the extent they distribute all of their net investment income and capital gains to shareholders. Therefore, no federal income tax provision is required.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing their tax returns to determine whether it is more-likely-than-not (i.e., greater than 50%) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period and have no provision for taxes in the financial statements. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last three open tax year ends, as applicable) and on-going analysis of and changes to tax laws, regulations and interpretations thereof.

G. Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust and each Fund. In addition, in the normal course of business, the Trust may enter into contracts that provide general indemnification to other parties. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred, and may not occur. However, the Trust has not had prior claims or losses pursuant to these contracts and considers the risk of loss to be remote.

3. Agreements and Related Party Transactions

Investment Advisory Agreement

The Trust has entered into an investment advisory agreement with the Advisor. Under the terms of the agreement, each Fund pays the Advisor a fee, payable at the end of each month, at an annual rate, set forth in the table below, of the respective Fund’s average daily net assets.

Penn Capital Managed Alpha SMID Cap Equity Fund	0.90%
Penn Capital Special Situations Small Cap Equity Fund	0.95%
Penn Capital Multi-Credit High Income Fund	0.69%
Penn Capital Defensive Floating Rate Income Fund	0.55%*
Penn Capital Defensive Short Duration High Income Fund	0.45%
*	Advisor fee reduced to 0.55% effective August 1, 2017. Prior to August 1, 2017, the Fund’s contractual advisory fee rate was 0.69%.

PENN CAPITAL FUNDS TRUST
NOTES TO THE FINANCIAL STATEMENTS
JUNE 30, 2018

With respect to each Fund other than the Penn Capital Multi-Credit High Income Fund and the Penn Capital Defensive Short Duration High Income Fund, the Advisor has contractually agreed to waive its fees and/or pay Fund expenses so that the Funds’ total annual operating expenses (excluding any acquired fund fees and expenses, taxes, interest, brokerage fees, certain insurance costs, and extraordinary and other non-routine expenses) do not exceed the amounts shown below as a percentage of each Fund’s average daily net assets. With respect to the Penn Capital Multi-Credit High Income Fund and the Penn Capital Defensive Short Duration High Income Fund, the Advisor has contractually agreed to waive its fees and/or pay Fund expenses so that the Fund’s total annual operating expenses (including any acquired fund fees and expenses incurred by the Fund as a result of its investments in other investment companies managed by the Advisor, but excluding any acquired fund fees and expenses incurred by the Fund as a result of its investments in unaffiliated investment companies, taxes, interest, brokerage fees, certain insurance costs, and extraordinary and other non-routine expenses) do not exceed the amounts shown below as a percentage of each Fund’s average daily net assets. The expense limitation agreement will remain in place through October 30, 2018. Thereafter, the expense limitation agreement for the Funds will be reviewed annually by the Advisor and the Board.

	Institutional Class	Investor Class
Penn Capital Managed Alpha SMID Cap Equity Fund	1.06%	1.31%
Penn Capital Special Situations Small Cap Equity Fund	1.09%	1.34%
Penn Capital Multi-Credit High Income Fund	0.72%	0.97%
Penn Capital Defensive Floating Rate Income Fund	0.64%*	0.89%*
Penn Capital Defensive Short Duration High Income Fund	0.54%	N/A
*	Prior to August 1, 2017, the Penn Capital Defensive Floating Rate Income Fund’s total annual operating expenses (excluding certain specified items) were limited to 0.74% for Institutional Class shares and 0.99% for Investor Class shares.

Any waived or reimbursed expenses by the Advisor to the Funds excluding any waivers related to acquired fund fees and expenses incurred by the Funds as a result of its investments in other investment companies managed by the Advisor, are subject to repayment by a Fund in the three years following the date the payment was made, provided that the respective Fund is able to make the repayment without exceeding the Fund’s expense limitation in place when the fees were waived or expenses paid. The Advisor’s waived fees and paid expenses that are subject to potential recoupment are as follows:

Fiscal Period Incurred	Amount Waived/ Expenses Assumed	Amount Recouped	Amount Subject to Potential Recoupment	Year of Expiration
Penn Capital Managed Alpha SMID Cap Equity Fund
June 30, 2016	$146,572	$—	$146,572	2019
June 30, 2017	162,111	—	162,111	2020
June 30, 2018	175,125	—	175,125	2021
Total	$483,808	$—	$483,808
Penn Capital Special Situations Small Cap Equity Fund
June 30, 2016	$128,464	$—	$128,464	2019
June 30, 2017	158,820	—	158,820	2020
June 30, 2018	208,947	—	208,947	2021
Total	$496,231	$—	$496,231
Penn Capital Multi-Credit High Income Fund
June 30, 2016	$171,803	$—	$171,803	2019
June 30, 2017	218,116	—	218,116	2020
June 30, 2018	226,073	—	226,073	2021
Total	$615,992	$—	$615,992
Penn Capital Defensive Floating Rate Income Fund
June 30, 2016	$205,304	$—	$205,304	2019
June 30, 2017	261,441	—	261,441	2020
June 30, 2018	281,780	—	281,780	2021
Total	$748,525	$—	$748,525
Penn Capital Defensive Short Duration High Income Fund
June 30, 2018	$164,748	$—	$164,748	2021
Total	$164,748	$—	$164,748

Certain Officers and Trustees of the Funds are also Officers of the Advisor.

PENN CAPITAL FUNDS TRUST
NOTES TO THE FINANCIAL STATEMENTS
JUNE 30, 2018

The Trust has engaged Foreside Fund Officers Services, LLC to provide compliance services including the appointment of the Trust’s Chief Compliance Officer and Anti-Money Laundering Officer.

Distribution Agreement

Foreside Fund Services, LLC is the Trust’s distributor and principal underwriter (the Distributor). The Trust has adopted a plan of distribution under Rule 12b-1 of the 1940 Act applicable to the Investor Class. Under the plan, 12b-1 distribution fees at an annual rate of 0.25% of average daily net assets of Investor Class shares are paid to the Distributor or others for distribution and shareholder services. For the period ended June 30, 2018, there were no distribution fees paid under the plan because the Investor Class shares had not yet been issued as of June 30, 2018.

The Trust has engaged U.S. Bancorp Fund Services, LLC to serve as the Fund’s administrator, fund accountant, and transfer agent. The Trust has engaged U.S. Bank, N.A. to serve as the Fund’s custodian.

Shareholder Servicing Plan

The Trust has adopted a Shareholder Servicing Plan on behalf of each Fund’s Investor Class and Institutional Class. Under the plan, each Class can pay for non-distribution related shareholder support services (“service fees”) in an amount up to 0.15% of its average daily net assets. For the period ended June 30, 2018, there were no service fees incurred by the Investor Class shares because the Investor Class shares had not yet been issued as of June 30, 2018. The amount actually incurred by the Institutional Class shares for the period ended June 30, 2018 on an annualized basis was 0.01% for the Penn Capital Managed Alpha SMID Cap Equity Fund, 0.05% for the Penn Capital Special Situations Small Cap Equity Fund, 0.01% for the Penn Capital Multi-Credit High Income Fund, 0.01% for the Penn Capital Defensive Floating Rate Income Fund, and less than 0.01% for the Penn Capital Defensive Short Duration High Income Fund.

4. Federal Tax Information

It is each Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differences in the timing of recognition of gains or losses on investments. Permanent book and tax basis differences, if any, may result in reclassifications to undistributed net investment income (loss), undistributed net realized gain (loss) and additional paid-in capital.

The following information is provided on a tax basis as of June 30, 2018:

	Penn Capital Managed Alpha SMID Cap Equity Fund	Penn Capital Special Situations Small Cap Equity Fund	Penn Capital Multi-Credit High Income Fund	Penn Capital Defensive Floating Rate Income Fund	Penn Capital Defensive Short Duration High Income Fund
Cost of investments	$12,431,271	$18,473,409	$14,181,880	$32,842,652	$12,363,215
Gross unrealized appreciation	2,970,093	3,608,110	229,027	142,170	8,708
Gross unrealized depreciation	(448,917)	(907,915)	(200,706)	(147,389)	(151,036)
Net unrealized appreciation (depreciation)	2,521,176	2,700,195	28,320	(5,219)	(142,328)
Undistributed ordinary income	385,888	272,534	43,679	115,673	33,307
Undistributed long-term capital gains	744,253	921,947	—	—	—
Total distributable earnings	1,130,141	1,194,481	43,679	115,673	33,307
Other accumulated losses	—	—	—	(50,132)	(4,444)
Total accumulated earnings (losses)	$3,651,317	$3,894,676	$71,999	$60,322	$(113,465)

Net investment income and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of permanent book-to-tax differences. GAAP requires that permanent differences between financial reporting and tax reporting be reclassified between various components of net assets.

PENN CAPITAL FUNDS TRUST
NOTES TO THE FINANCIAL STATEMENTS
JUNE 30, 2018

These differences are primarily due to net operating losses. On the Statement of Assets and Liabilities, the following adjustments were made:

	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments	Paid-In Capital
Penn Capital Managed Alpha SMID Cap Equity Fund	$45,253	$(45,253)	$—
Penn Capital Special Situations Small Cap Equity Fund	133,199	(133,199)	—
Penn Capital Multi-Credit High Income Fund	(12,514)	12,796	(282)
Penn Capital Defensive Floating Rate Income Fund	(12)	12	—
Penn Capital Defensive Short Duration High Income Fund	4,773	(4,773)	—

The Funds intend to utilize capital loss carryforwards to offset future realized capital gains. Capital loss carry forwards available for federal income tax purposes are as follows:

	Capital Loss Available Through	Short-Term Capital Loss Amounts	Long-Term Capital Loss Amounts
Penn Capital Managed Alpha SMID Cap Equity Fund	Unlimited	$—	$—
Penn Capital Special Situations Small Cap Equity Fund	Unlimited	—	—
Penn Capital Multi-Credit High Income Fund	Unlimited	—	—
Penn Capital Defensive Floating Rate Income Fund	Unlimited	50,132	—
Penn Capital Defensive Short Duration High Income Fund	Unlimited	4,444	—

A regulated investment company may elect for any taxable year to treat any portion of the qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital and ordinary losses which occur during the portion of the taxable year subsequent to October 31 and December 31, respectively.

The character of distributions for tax purposes paid during the period ended June 30, 2018 is as follows:

	Ordinary Income Distributions	Long-Term Capital Gain Distributions
Penn Capital Managed Alpha SMID Cap Equity Fund	$103,969	$113,429
Penn Capital Special Situations Small Cap Equity Fund	1,149,801	1,090,182
Penn Capital Multi-Credit High Income Fund	831,287	23,726
Penn Capital Defensive Floating Rate Income Fund	1,345,610	7,504
Penn Capital Defensive Short Duration High Income Fund	211,320	—

The character of distributions for tax purposes paid during the fiscal year ended June 30, 2017 is as follows:

	Ordinary Income Distributions	Long-Term Capital Gain Distributions
Penn Capital Managed Alpha SMID Cap Equity Fund	$—	$—
Penn Capital Special Situations Small Cap Equity Fund	850,428	54
Penn Capital Multi-Credit High Income Fund	596,135	—
Penn Capital Defensive Floating Rate Income Fund	921,854	—

PENN CAPITAL FUNDS TRUST
NOTES TO THE FINANCIAL STATEMENTS
JUNE 30, 2018

5. Investment Transactions

The cost of security purchases and the proceeds from security sales, other than short-term investments, for the period ended June 30, 2018, were as follows:

	Purchases	Sales
Penn Capital Managed Alpha SMID Cap Equity Fund	$9,825,871	$8,244,587
Penn Capital Special Situations Small Cap Equity Fund	21,866,815	26,575,531
Penn Capital Multi-Credit High Income Fund	12,042,205	6,822,702
Penn Capital Defensive Floating Rate Income Fund	23,876,518	17,579,479
Penn Capital Defensive Short Duration High Income Fund	15,043,530	2,940,172

6. Capital Share Transactions

	Penn Capital Managed Alpha SMID Cap Equity Fund Year Ended June 30, 2018	Penn Capital Special Situations Small Cap Fund Year Ended June 30, 2018	Penn Capital Multi-Credit High Income Fund Year Ended June 30, 2018	Penn Capital Defensive Floating Rate Income Fund Year Ended June 30, 2018	Penn Capital Defensive Short Duration High Income Fund Period Ended June 30, 2018
Institutional Class Shares
Share sold	175,264	531,370	489,121	692,903	1,267,496
Shares sold to holders in reinvestment of dividends	16,642	189,922	80,338	132,711	21,354
Shares redeemed	(31,443)	(898,039)	(29,546)	(130,898)	(26,332)
Net increase (decrease)	160,463	(176,747)	539,913	694,716	1,262,518

Institutional Amount
Shares sold	$2,179,641	$6,262,562	$4,996,417	$7,039,836	$12,597,665
Shares sold to holders in reinvestment of dividends	217,014	2,233,477	824,258	1,346,434	211,090
Shares redeemed	(400,183)	(10,850,646)	(307,821)	(1,330,752)	(259,448)
Net increase (decrease)	$1,996,472	$(2,354,607)	$5,512,854	$7,055,518	$12,549,307
	Penn Capital Managed Alpha SMID Cap Equity Fund Year Ended June 30, 2017	Penn Capital Special Situations Small Cap Equity Fund Year Ended June 30, 2017	Penn Capital Multi-Credit High Income Fund Year Ended June 30, 2017	Penn Capital Defensive Floating Rate Income Fund Year Ended June 30, 2017
Institutional Class Shares
Shares sold	21,067	1,115,266	45,061	653,532
Shares sold to holders in reinvestment of dividends	—	74,359	53,946	90,055
Shares redeemed	(61,810)	(151,648)	(54,000)	(137,775)
Net increase (decrease)	(40,743)	1,037,977	45,007	605,812

Institutional Amount
Shares sold	$240,732	$12,938,608	$457,456	$6,674,297
Shares sold to holders in reinvestment of dividends	—	845,459	558,116	916,744
Shares redeemed	(640,048)	(1,684,172)	(560,783)	(1,408,771)
Net increase (decrease)	$(399,316)	$12,099,895	$454,789	$6,182,270

PENN CAPITAL FUNDS TRUST
NOTES TO THE FINANCIAL STATEMENTS
JUNE 30, 2018

7. Transactions with Affiliates

The following issuers are affiliated with the Funds; that is, the Adviser had control of 5% or more of the outstanding voting securities during the period from July 1, 2017 through June 30, 2018. As defined in Section (2)(a)(3) of the Investment Company Act of 1940; such issues are:

	July 1, 2017		Additions		Reductions		June 30, 2018	Dividend		Unrealized	Realized	June 30, 2018
Issuer Name	Share Balance	Cost	Share Balance	Cost	Share Balance	Cost	Share Balance	Income	Capital Gain Distribution	Depreciation Change	Gain/(Loss)	Value	Cost
Penn Capital Multi-Credit High Income Fund
Penn Capital Defensive Floating Rate Income Fund	—	$—	248,153	$2,520,274	—	$—	248,153	$44,283	$5,991	$(16,412)	$—	$2,503,862	$2,520,274
		$—		$2,520,274		$—		$44,283	$5,991	$(16,412)	$—	$2,503,862	$2,520,274
Penn Capital Defensive Short Duration High Income Fund
Penn Capital Defensive Floating Rate Income Fund	—	$—	183,599	$1,865,035	—	$—	183,599	$35,038	$4,997	$(12,516)	$—	$1,852,519	$1,865,035
		$—		$1,865,035		$—		$35,038	$4,997	$(12,516)	$—	$1,852,519	$1,865,035

8. Credit Risk and Asset Concentration

Small- and mid-capitalization companies may not have the size, resources and other assets of large capitalization companies. As a result, the securities of small- and mid-capitalization companies may be subject to greater market risks and fluctuations in value than large capitalization companies or may not correspond to changes in the stock market in general. In addition, small- and mid-capitalization companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.

High yield securities and unrated securities of similar credit quality have speculative characteristics and involve greater volatility of price and yield, greater of liquidity risk, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations.

There are a number of risks associated with an investment in bank loans, including credit risk, interest rate risk, liquidity risk and prepayment risk. Lack of an active trading market, restrictions on resale, irregular trading activity, wide bid/ask spreads and extended trade settlement periods may impair the Fund’s ability to sell bank loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods may result in cash not being immediately available to the Fund. As a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations.

9. Line of Credit

The Penn Capital Defensive Floating Rate Income Fund has a Credit Agreement for a line of credit equal to the lesser of (i) $3.0 Million, (ii) 20% of the gross market value of the Fund or (iii) 33.3% of the net market value of the Fund. Borrowings pursuant to the agreement are collateralized by the investments in the Fund. The line of credit is intended to provide short term financing, if necessary, in connection with shareholder redemptions. The interest rate as of June 30, 2018 was 5.00%. The Fund did not utilize any borrowings under the line of credit for the fiscal year ended June 30, 2018.

PENN CAPITAL FUNDS TRUST
NOTES TO THE FINANCIAL STATEMENTS
JUNE 30, 2018

10. Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

11. Subsequent Events

Except as disclosed above, as of the date the financial statements were available to be issued, Management has determined that no additional material events or transactions occurred that would require recognition or disclosure in the Funds’ financial statements.

PENN CAPITAL FUNDS TRUST
ADDITIONAL INFORMATION
JUNE 30, 2018 (UNAUDITED)

Shareholder Notification of Federal Tax Status

For the fiscal period ended June 30, 2018, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Penn Capital Managed Alpha SMID Cap Equity Fund	55.03%
Penn Capital Special Situations Small Cap Equity Fund	8.08%
Penn Capital Multi-Credit High Income Fund	0.00%
Penn Capital Defensive Floating Rate Income Fund	0.00%
Penn Capital Defensive Short Duration High Income Fund	0.00%

For corporate shareholders, the percentage of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal period ended June 30, 2018 was as follows:

Penn Capital Managed Alpha SMID Cap Equity Fund	34.88%
Penn Capital Special Situations Small Cap Equity Fund	7.60%
Penn Capital Multi-Credit High Income Fund	0.00%
Penn Capital Defensive Floating Rate Income Fund	0.00%
Penn Capital Defensive Short Duration High Income Fund	0.00%

The percentage of taxable ordinary income distributions designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) for the fiscal period ended June 30, 2018 was as follows:

Penn Capital Managed Alpha SMID Cap Equity Fund	100.00%
Penn Capital Special Situations Small Cap Equity Fund	100.00%
Penn Capital Multi-Credit High Income Fund	23.92%
Penn Capital Defensive Floating Rate Income Fund	11.85%
Penn Capital Defensive Short Duration High Income Fund	0.00%

Trustee and Officer Compensation

The Trust does not compensate any of its Trustees who are interested persons nor any of its officers. For the year ended June 30, 2018, the aggregate compensation paid by the Trust to the independent Trustees was $36,000. The Trust did not pay any special compensation to any of its Trustees or officers. The Statement of Additional Information includes additional information about the Trustees and is available without charge, upon request, by calling 844-302-7366.

Proxy Voting Policies

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities owned by that Fund is available: (1) without charge, upon request, by calling 844-302-7366; (2) in the Statement of Additional Information on the Trust’s website www.penncapitalfunds.com; and (3) on the SEC’s website at www.sec.gov. Information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 may be obtained (1) without charge, upon request, by calling 844-302-7366 and (2) on the SEC’s website at www.sec.gov.

Form N-Q

Each Fund files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. Each Fund’s Forms N-Q are available without charge by visiting the SEC’s website at www.sec.gov. In addition, you may review and copy each Fund’s Forms N-Q at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Householding

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders that the transfer agent reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call (844) 302-7366 to request individual copies of these documents. The transfer agent will begin sending individual copies thirty days after receiving your request to stop householding. This policy does not apply to account statements.

PENN CAPITAL FUNDS TRUST
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
PENN Capital Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the Penn Capital Managed Alpha SMID Cap Equity Fund, Penn Capital Special Situations Small Cap Equity Fund, Penn Capital Multi-Credit High Income Fund, Penn Capital Defensive Floating Rate Income Fund and Penn Capital Defensive Short Duration High Income Fund (inception of July 17, 2017), each a series of the PENN Capital Funds Trust, (collectively, the “Funds”), including the schedules of investments as of June 30, 2018, the related statements of operations for the year or period ended June 30, 2018, the statements of changes in net assets for each of the years or period in the two-year period then ended, and the related notes (collectively, the “financial statements”) and financial highlights for each of the years or periods in the three-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of June 30, 2018, the results of their operations for the year or period then ended, the changes in their net assets for each of the years or period in the two year period then ended, and the financial highlights for each of the years or periods in the three year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of June 30, 2018, by correspondence with custodians, agent banks, and brokers or other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more PENN Capital Management Inc. investment companies since 2015.

Philadelphia, Pennsylvania
August 28, 2018

PENN CAPITAL FUNDS TRUST
TRUSTEES AND OFFICERS (UNAUDITED)

Name, Address and Year of Birth	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorship/ Trusteeship Positions held by Trustee During the Past 5 Years
Independent Trustees
Dennis S. Hudson, III c/o Penn Capital Management Company, Inc. 1200 Intrepid Avenue, Suite 400 Philadelphia, Pennsylvania 19112 Year of Birth: 1955	Trustee	Since 2015	Chief Executive Officer (since 1998) and Chairman (since 2005), Seacoast Banking Corporation of Florida; Chairman and Chief Executive Officer, Seacoast National Bank (since 1992).	7	Chesapeake Utilities Corporation (since 2006). Martin Health System (medical) (since 2017).
John R. Schwab c/o Penn Capital Management Company, Inc. 1200 Intrepid Avenue, Suite 400 Philadelphia, Pennsylvania 19112 Year of Birth: 1967	Trustee	Since 2015	Chief Financial Officer, Flagship Credit Corp. (since 2015); Executive Vice President and Chief Financial Officer, The J.G. Wentworth Company (from 2013 to 2015); Executive Vice President and Chief Financial Officer, Expert Global Solutions (from 2004 to 2012).	7	N/A
Interested Trustee
Richard A. Hocker* c/o Penn Capital Management Company, Inc. 1200 Intrepid Avenue, Suite 400 Philadelphia, Pennsylvania 19112 Year of Birth: 1946	Trustee, President and Chairman	Since 2014	Founder, Chief Investment Officer and Chief Executive Officer, Penn Capital Management Company, Inc. (since 1987).	7	N/A

PENN CAPITAL FUNDS TRUST
TRUSTEES AND OFFICERS (UNAUDITED)

Name, Address and Year of Birth	Position with the Trust	Term of Office and Length of Time Served	Principal Occupations During the Past Five Years
Officers of the Trust**
Gerald McBride c/o Penn Capital Management Company, Inc. 1200 Intrepid Avenue, Suite 400 Philadelphia, Pennsylvania 19112 Year of Birth: 1963	Treasurer	Since 2014	Chief Operating Officer and Chief Financial Officer, Penn Capital Management Company, Inc. (since 2007).
Lisa L.B. Matson c/o Penn Capital Management Company, Inc. 1200 Intrepid Avenue, Suite 400 Philadelphia, Pennsylvania 19112 Year of Birth: 1970	Secretary	Since 2014
General Counsel, Penn Capital Management Company, Inc.
(since 2014); Senior Counsel and Assistant Vice President,
Lincoln Financial Group, Inc., and Assistant Secretary,
Lincoln Investment Advisors, Corp., Lincoln Variable
Insurance Products Trust and Lincoln Advisors Trust (from
2012 to 2014); Associate Counsel, The Vanguard Group, Inc.
(from 2002 to 2012).

Jack P. Huntington 10 High Street Suite 302 Boston, MA 02110 Year of Birth: 1970	Chief Compliance Officer	Since 2015	Fund Chief Compliance Officer, Foreside Fund Officer Services, LLC (since 2015); Senior Vice President of Regulatory Administration, Citi Fund Services, Ohio, Inc. (from 2008 to 2015).
*	Richard A. Hocker is a Trustee who is an “interested person” of the Trust as defined in the 1940 Act because he is an officer of the Advisor and certain of its affiliates.
**	Each Officer serves at the pleasure of the Board.

PENN CAPITAL FUNDS TRUST
PRIVACY POLICY

FACTS	WHAT DOES THE PENN CAPITAL FUNDS TRUST DO WITH YOUR PERSONAL INFORMATION?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us. The information can include:
•   Social Security number
•   Account balances and account transactions
•   Assets and transaction history
When you are no longer our client, we continue to share your information as described in this notice.

How?
All financial companies need to share clients’ personal information to run the everyday business. In the section below, we list the reasons financial companies can share their clients’ personal information; the reasons PENN chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Penn share?	Can you limit this sharing?
For everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes - to offer our products and services to you	No	No
For joint marketing with other financial companies	No	No
For affiliates’ everyday business purposes - information about transaction(s) and experiences	Yes	No
For affiliates’ everyday business purposes - information about your creditworthiness	No	No
For nonaffiliates to market to you	No	No
Questions?	Call 215-302-1500 or go to ww.penncapital.com

PENN CAPITAL FUNDS TRUST
PRIVACY POLICY

Who we are
Who is providing this notice?	Penn Capital Management Company, Inc. and its affiliates (“Penn”)
What we do
How does Penn protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer and secured files and buildings.
How does Penn collect my personal information?	We collect your personal information, for example, when you • Open an account or deposit money • Provide information on client questionaires
Why can’t I limit all sharing?
Federal law gives you the right to limit only
•   sharing for affiliates everyday business purposes -
     information about your creditworthiness
•   affiliates from using you information to market to you
•   sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial or nonfinancial companies • PENN Capital Funds Group LLC • PENN Capital Funds Trust • Penn Capital Management Company, Inc.
Nonaffiliates	Companies not related by common ownership or control. They can be financial or nonfinancial companies • Penn does not share information with nonaffiliates
Joint marketing	A formal agreement between non affiliated companies that together market financial products or services to you • Penn does not have joint marketing partners
Other important information
This notice replaces all previous notices of our consumer privacy policy, and may be amended from time to time. Penn will inform you of updates or changes as required by law.

Board of Trustees
Dennis S. Hudson, III
John R. Schwab
Richard A. Hocker

Investment Advisor
Penn Capital Management Company, Inc.
Navy Yard Corporate Center
1200 Intrepid Avenue, Suite 400
Philadelphia, Pennsylvania 19112

Legal Counsel
Stradley Ronon Stevens & Young, LLP
2005 Market Street, Suite 2600
Philadelphia, Pennsylvania 19103

Custodian
U.S. Bank, N.A.
1555 N. Rivercenter Drive, Suite 302
Milwaukee, WI 53212

Distributor
Foreside Fund Services, LLC
Three Canal Plaza
Portland, ME 04101

Administrator, Transfer Agent
and Dividend Disbursing Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Shareholder/Investor Information
1.844.302.PENN (7366)
www.penncapitalfunds.com

BEFORE INVESTING YOU SHOULD CAREFULLY CONSIDER THE FUND’S INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES. THIS AND OTHER RELEVANT INFORMATION CAN BE FOUND IN THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION, COPIES OF WHICH MAY BE OBTAINED BY CALLING (844) 302-PENN (7366) OR BY VISITING WWW.PENNCAPITALFUNDS.COM. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Mr. John Schwab is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit and tax services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 6/30/2018	FYE 6/30/2017
Audit Fees	$120,000	$92,000
Audit-Related Fees	None	None
Tax Fees	23,875	19,100
All Other Fees	None	None

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by KPMG applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 6/30/2018	FYE 6/30/2017
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 6/30/2018	FYE 6/30/2017
Registrant	None	None
Registrant’s Investment Adviser	None	None

KPMG LLP (“KPMG”) has informed the Trust that it has identified an issue related to its independence under Rule 2-01(c)(1)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”). The Loan Rule prohibits accounting firms, such as KPMG, from being considered independent if they have certain financial relationships with their audit clients or certain affiliates of those clients. Specifically, the Loan Rule provides, in relevant part, that an accounting firm generally would not be independent if it receives a loan from a lender that is “record or beneficial [owner] of more than ten percent of the audit client’s equity securities.” The Trust is required under various securities laws to have its financial statements audited by an independent accounting firm. KPMG has informed the Trust that KPMG has relationships with a lender who is the holder of record of more than ten percent of the shares of certain series of the Trust (each, a “Fund”). These relationships call into question KPMG’s independence under the Loan Rule with respect to the Fund, as well as all other funds in the complex. The SEC has granted no-action relief to another fund complex in circumstances that appear to be substantially similar to the Trust’s (see Fidelity Management & Research Company et al., No-Action Letter (June 20, 2016)). In addition, KPMG has advised the Trust’s Audit Committee that KPMG believes that under the facts and circumstances surrounding KPMG’s lending relationships, its ability to exercise objective and impartial judgment in connection with its audit engagement with the Trust has not been impaired and that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion. If in the future the independence of KPMG is called into question under the Loan Rule by circumstances that are not addressed in the SEC’s no-action letter, the Fund may need to take other action in order for the Fund’s filings with the SEC containing financial statements to be deemed compliant with applicable securities laws. Such additional actions could result in additional costs, impair the ability of the Funds to issue new shares or have other material adverse effects on the Funds. The SEC no-action relief was initially set to expire 18 months from issuance, but has been extended by the SEC without an expiration date, except that the no-action letter will be withdrawn upon the effectiveness of any amendments to the Loan Rule designed to address the concerns expressed in the letter.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.
(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.
(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.
(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.
(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	PENN Capital Funds Trust

By (Signature and Title)	/s/ Richard A. Hocker, President
Richard A. Hocker, President

Date	9/6/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Richard A. Hocker, President
Richard A. Hocker, President

Date	9/6/2018

By (Signature and Title)	/s/ Gerald McBride, Treasurer
Gerald McBride, Treasurer

Date	9/6/2018